                                                                   Exhibit 10.20

                                      LEASE

                     RAR2-CROSBY CORPORATE CENTER QRS, INC.,
                             a Maryland corporation

                                    Landlord,

                                       and

                         SOUNDBITE COMMUNICATIONS, INC.,
                             a Delaware corporation

                                     Tenant

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
1.    USE AND RESTRICTIONS ON USE........................................     1
2.    TERM...............................................................     3
3.    RENT...............................................................     4
4.    RENT ADJUSTMENTS...................................................     4
5.    SECURITY DEPOSIT...................................................     7
6.    ALTERATIONS........................................................     9
7.    REPAIR.............................................................     9
8.    LIENS..............................................................    10
9.    ASSIGNMENT AND SUBLETTING..........................................    10
10.   INDEMNIFICATION....................................................    12
11.   INSURANCE..........................................................    12
12.   WAIVER OF SUBROGATION..............................................    13
13.   SERVICES AND UTILITIES.............................................    13
14.   HOLDING OVER.......................................................    14
15.   SUBORDINATION......................................................    14
16.   RULES AND REGULATIONS..............................................    15
17.   REENTRY BY LANDLORD................................................    15
18.   DEFAULT............................................................    15
19.   REMEDIES...........................................................    16
20.   TENANT'S BANKRUPTCY OR INSOLVENCY..................................    18
21.   QUIET ENJOYMENT....................................................    19
22.   CASUALTY...........................................................    19
23.   EMINENT DOMAIN.....................................................    20
24.   SALE BY LANDLORD...................................................    21
25.   ESTOPPEL CERTIFICATES..............................................    21
26.   SURRENDER OF PREMISES..............................................    21
27.   NOTICES............................................................    22
28.   TAXES PAYABLE BY TENANT............................................    22
29.   INTENTIONALLY DELETED..............................................    22
30.   PARKING............................................................    22
31.   DEFINED TERMS AND HEADINGS.........................................    23
32.   TENANT'S AUTHORITY.................................................    24
33.   FINANCIAL STATEMENTS AND CREDIT REPORTS............................    24
34.   COMMISSIONS........................................................    24
35.   TIME AND APPLICABLE LAW............................................    24
36.   SUCCESSORS AND ASSIGNS.............................................    24
37.   ENTIRE AGREEMENT...................................................    24

                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page
                                                                            ----
38.   EXAMINATION NOT OPTION.............................................    24
39.   RECORDATION........................................................    25
40.   USE OF BACK-UP GENERATOR AND OTHER COMPONENTS......................    25
41.   OPTION TO EXTEND...................................................    25
42.   TERMINATION OPTION.................................................    26
43.   EXPANSION RIGHTS...................................................    27
44.   LIMITATION OF LANDLORD'S LIABILITY.................................    29

EXHIBIT A - FLOOR PLAN DEPICTING THE PREMISES
EXHIBIT A-1 - SITE PLAN
EXHIBIT B - INITIAL ALTERATIONS
EXHIBIT C - COMMENCEMENT DATE MEMORANDUM
EXHIBIT D - RULES AND REGULATIONS
EXHIBIT E - APPLICABLE EXPANSION SPACE
EXHIBIT F - LEGAL DESCRIPTION FOR PARCEL
EXHIBIT G - CONCEPT PLAN FOR CAFETERIA AND CONFERENCE CENTER
EXHIBIT H - CONCEPT PLAN FOR FITNESS CENTER
EXHIBIT I - LANDLORD'S CLEANING SPECIFICATIONS
EXHIBIT J - NOTICE OF LEASE
EXHIBIT K - LETTER OF CREDIT BANK'S EXISTING CREDIT RATING

                                  OFFICE LEASE

                                 REFERENCE PAGES

BUILDING:                        22 Crosby Drive
                                 Bedford, Massachusetts 01730

PARCEL:                          The land with the buildings and other
                                 improvements thereon commonly known and
                                 numbered as 20, 22, 24, 26, 28 and 30 Crosby
                                 Drive, Bedford, Massachusetts, together with any connecting corridors between or among such buildings. The Building is one of six (6) buildings currently located in an office park complex called "Crosby Corporate Center." The legal description for the Parcel is attached hereto as EXHIBIT F.

LANDLORD:                        RAR2-CROSBY CORPORATE CENTER QRS, INC., a
                                 Maryland corporation

LANDLORD'S ADDRESS:              c/o RREEF Management Company
                                 Attn: Patrick S. Bodden, Sr. Leasing Property
                                       Manager
                                 34 Crosby Drive
                                 Bedford, Massachusetts 01730

WIRE INSTRUCTIONS AND/OR         RAR2-CROSBY CORPORATE CENTER
ADDRESS FOR RENT PAYMENT:        75 Remittance Drive, Suite 1093
                                 Chicago, Illinois 60675

LEASE REFERENCE DATE:            May ___,2007

TENANT: SOUNDBITE COMMUNICATIONS, INC., a Delaware corporation

TENANT'S NOTICE ADDRESS:

     (a)  As of beginning of     22 Crosby Drive
          Term:                  Suite 200
                                 Bedford, Massachusetts 01730

     (b)  Prior to beginning     2 Burlington Woods Drive
          of Term (if            Burlington, Massachusetts 01803
          different):

PREMISES ADDRESS:                22 Crosby Drive
                                 Suite 200
                                 Bedford, Massachusetts 01730

PREMISES RENTABLE AREA:          Approximately 36,799 sq. ft. located on the
                                 second (2nd) floor of the Building and depicted
                                 on the floor plan attached hereto as EXHIBIT A.

BUILDING RENTABLE AREA:          Approximately 54,067 sq. ft.

COMMENCEMENT DATE:               The later of (a) July 1, 2007, or (b) the date
                                 upon which the "Landlord's Work" (as defined in
                                 Exhibit B) has been substantially completed as
                                 determined under EXHIBIT B.


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                                       iii

TERM: Approximately six (6) years, beginning on the Commencement Date and ending on the Termination
                                 Date. The period from the Commencement Date to the last day of the same month is the "Commencement Month."

OPTION TO EXTEND:                Tenant's option to extend the Term for one (1)
                                 period of five (5) years, as provided in
                                 Section 41.

TERMINATION DATE:                The last day of the seventy-second (72nd) full
                                 calendar month after the Commencement Date (if
                                 the Commencement Month is not a full calendar
                                 month), or the last day of the seventy-two (72)
                                 month period that begins with and includes (if
                                 the Commencement Month is a full calendar
                                 month), the Commencement Month.

ANNUAL RENT and MONTHLY INSTALLMENT OF RENT(Article 3):

                   PERIOD                     RENTABLE   ANNUAL RENT                   MONTHLY
-------------------------------------------    SQUARE     PER SQUARE                 INSTALLMENT
        FROM                 THROUGH           FOOTAGE       FOOT      ANNUAL RENT     OF RENT
-------------------   ---------------------   --------   -----------   -----------   -----------
Commencement Date     End of the two           36,799       $ 0.00     $      0.00    $     0.00
                      hundred forty (240)
                      day period that
                      begins on the
                      Commencement Date
                      (the "Free Base Rent
                      Period")

The first (1st)       End of Month 12,         36,799       $20.00     $735,980.00    $61,331.67
day after the Free    which shall mean the
Base Rent Period      end of the twelfth
(the "Rent            (12th) full calendar
Commencement Date")   month after the
                      Commencement Month
                      (if the Commencement
                      Month shall be a
                      partial month) or
                      shall mean the end of
                      the twelve (12) month
                      period that includes
                      the Commencement
                      Month (if the
                      Commencement Month
                      shall be a full
                      calendar month).

Month 13              End of Month 24          36,799       $21.00     $772,779.00    $64,398.25

Month 25              End of Month 36          36,799       $22.00     $809,578.00    $67,464.83

Month 37              End of Month 48          36,799       $23.00     $846,377.00    $70,531.42

Month 49              End of Month 60          36,799       $24.00     $883,176.00    $73,598.00

Month 61              Termination Date         36,799       $25.00     $919,975.00    $76,664.58


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                                       iv

Notwithstanding anything to the contrary set forth above, Tenant shall pay for its electricity for the Premises for lights, outlets/plugs and a dedicated cooling unit for the Premises only, during the Free Base Rent Period in accordance with the terms and provisions of this Lease.

BASE YEAR (EXPENSES):            Calendar Year 2007.

BASE YEAR (TAXES):               Fiscal Year 2008 (meaning, the twelve (12)
                                 month period commencing on July 1, 2007 and
                                 ending June 30, 2008).

TENANT'S PROPORTIONATE SHARE     Sixty-eight and six/one hundredths percent
FOR EXPENSES:                    (68.06%), which percentage is derived at by
                                 dividing the Premises Rentable Area (i.e.,
                                 36,799 sq. ft.) by the Building Rentable Area
                                 (i.e., 54,067 sq. ft.) and multiplying the
                                 result by 100.

TENANT'S PROPORTIONATE SHARE     Eleven and ten/one hundredths percent (11.10%),
FOR TAXES:                       which percentage is derived at by dividing the
                                 Premises Rentable Area (i.e., 36,799 sq. ft.)
                                 by the Rentable Square Footage of the Parcel
                                 (i.e., 331,390 sq. ft.) and multiplying the
                                 result thereof by 100.

SECURITY DEPOSIT:                Four Hundred Twenty-Five Thousand Nine Hundred
                                 Eighty-One and 00/100 Dollars ($425,981.00),
                                 subject to reduction in accordance with the
                                 provisions of Section 5.1.8.

AFTER-HOURS HVAC COST:           $30.00 per unit per hour, subject to change at
                                 any time.

PARKING                          129 non-exclusive parking spaces (See Article
                                 30 on Parking).

REAL ESTATE BROKERS DUE          Cushman & Wakefield of Massachusetts, Inc. on
COMMISSIONS:                     behalf of Landlord, and Richard Barry Joyce &
                                 Partners on behalf of Tenant.

TENANT'S SIC CODE:               7371

BUILDING BUSINESS HOURS:         8 a.m. to 6 p.m., Monday through Friday; 8 a.m.
                                 to 1 p.m., Saturday.

AMORTIZATION RATE:               Ten percent (10%).

The Reference Pages information is incorporated into and made a part of the Lease. In the event of any conflict between any Reference Pages information and the Lease, the Lease shall control. This Lease includes EXHIBITS A through J, all of which are made a part of this Lease.


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                                        v

LANDLORD:                               TENANT:

RAR2-CR0SBY CORPORATE CENTER QRS,       SOUNDBITE COMMUNICATIONS, INC., a
INC., a Maryland corporation            Delaware corporation

By: RREEF Management Company, a
    Delaware corporation, Authorized
    Agent


By: /s/ David F. Crane                  By: /s/ PETER SHIELDS
    ---------------------------------       ------------------------------------
Name: David F. Crane                    Name: PETER SHIELDS
Title: District Manager                 Title: CEO
Dated: 5/18/07                          Dated: 5/15/07


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                                       vi

                                      LEASE

     By this Lease Landlord leases to Tenant and Tenant leases from Landlord the Premises in the Building as set forth and described on the Reference Pages. The Premises are depicted on the floor plan attached hereto as EXHIBIT A, and the Building is depicted on the site plan attached hereto as EXHIBIT A-l. The Reference Pages, including all terms defined thereon, are incorporated as part of this Lease.

1. USE AND RESTRICTIONS ON USE.

     1.1 The Premises are to be used solely for general office purposes. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure, annoy, or disturb them, or allow the Premises to be used for any improper, immoral, unlawful, or objectionable purpose, or commit any waste. Tenant shall not do, permit or suffer in, on, or about the Premises the sale of any alcoholic liquor without the written consent of Landlord first obtained. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the Premises and its occupancy and shall promptly comply with all governmental orders and directions for the correction, prevention and abatement of any violations in the Building or appurtenant land, caused or permitted by, or resulting from the specific use by, Tenant (as opposed to violations related to the Building in general, so long as such violations are not a result of Tenant's or Tenant Entities' (as hereinafter defined) acts or omissions), or in or upon, or in connection with, the Premises, all at Tenant's sole expense. Tenant shall not do or permit anything to be done on or about the Premises or bring or keep anything into the Premises which will in any way increase the rate of, invalidate or prevent the procuring of any insurance protecting against loss or damage to the Building or any of its contents by fire or other casualty or against liability for damage to property or injury to persons in or about the Building or any part thereof. Following the Commencement Date, Tenant shall be responsible for ensuring that the Premises comply with the Americans With Disabilities Act of 1990, and any amendments thereto, at Tenant's sole cost and expense, excluding, however, the Landlord's Work as of the Commencement Date and any other construction, repairs or maintenance work undertaken in the Premises by Landlord or its contractors during the Term. Subject to emergencies, Landlord's after-hours security measures and events beyond Landlord's reasonable control, Tenant shall have access to the Premises on a 24-hours, 7-day a week basis.

     1.2 Tenant shall not, and shall not direct, suffer or permit any of its agents, contractors, employees, licensees or invitees (collectively, the "Tenant Entities") to at any time handle, use, manufacture, store or dispose of in or about the Premises or the Building any (collectively "Hazardous Materials") flammables, explosives, radioactive materials, hazardous wastes or materials, toxic wastes or materials, or other similar substances, petroleum products or derivatives or any substance subject to regulation by or under any federal, state and local laws and ordinances relating to the protection of the environment or the keeping, use or disposition of environmentally hazardous materials, substances, or wastes, presently in effect or hereafter adopted, all amendments to any of them, and all rules and regulations issued pursuant to any of such laws or ordinances (collectively "Environmental Laws"), nor shall Tenant suffer or permit any Hazardous Materials to be used in any manner not fully in compliance with all Environmental Laws, in the Premises or the Building and appurtenant land or allow the environment to become contaminated with any Hazardous Materials. Notwithstanding the foregoing, Tenant may handle, store, use or dispose of products containing small quantities of Hazardous Materials (such as aerosol cans containing insecticides, toner for copiers, paints, paint remover and the like) to the extent customary and necessary for the use of the Premises for general office purposes; provided that Tenant shall always handle, store, use, and dispose of any such Hazardous Materials in a safe and lawful manner and never allow such Hazardous Materials to contaminate the Premises, Building and appurtenant land or the environment. Tenant shall protect, defend, indemnify and hold each and all of the Landlord Entities (as defined in Article
31) harmless from and against any and all loss, claims, liability or costs (including court costs and attorney's fees) incurred by reason of any actual or asserted failure of Tenant to fully comply with all applicable Environmental Laws, or the presence, handling, use or disposition in or from the Premises of any Hazardous Materials by Tenant or any Tenant Entity (even though permissible under all applicable Environmental Laws or the provisions of this Lease), or by reason of any actual or asserted failure of Tenant to keep, observe, or perform any provision of this Section 1.2.

     Landlord hereby represents that Landlord (a) has not received any written notices from any governmental authorities of any violations of Environmental Laws regarding the Building and appurtenant land that remain pending, and (b) shall comply with all Environmental Laws relating to the common areas of the Building, at its sole cost and expense, to the extent that the need for such compliance is not caused by Tenant or Tenant Entities.

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

     1.3 During the Term, Tenant and the Tenant Entities will be entitled to the non-exclusive use of (a) the common areas of the Building as they exist from time to time during the Term, (b) the parking facilities and common loading dock at the Building for shipping and receiving, subject to Landlord's rules and regulations regarding such use and provided that long term staging of packages and/or freight will not be permitted in the common loading dock area, (c) the full-service cafeteria servicing the Building (the "Cafeteria"), subject to Landlord's and any operator's rules and regulations regarding such use and subject to any expenses or fees charged by Landlord or such operator from time to time in connection therewith, (d) the conference center for the Crosby Corporate Center (the "Park") within which the Building is located (the "Conference Center"), that, once constructed, will service the Building, subject to Landlord's and any operator's rules and regulations regarding such use and subject to any reasonable expenses or fees charged by Landlord or such operator from time to time in connection therewith, and (e) the fitness center for the Park that, once constructed, will be located in either the Building or in the building known as and numbered 28 Crosby Drive and will service the Building (such fitness center being referred to herein as, the "Fitness Center"), subject to Landlord's and any operator's rules and regulations regarding the Fitness Center. Notwithstanding the foregoing, in no event will Tenant or the Tenant Entities park more vehicles in the parking facilities than provided in the Reference Pages. The foregoing shall not be deemed to provide Tenant with an exclusive right to any parking spaces or any guaranty of the availability of any particular parking spaces or any specific number of parking spaces.

          1.3.1 The Cafeteria and the Conference Center shall be built substantially in accordance with the initial concept plan attached hereto as EXHIBIT G with the same finishes as are reasonably consistent with the other buildings in the Park. In the event that the Cafeteria and the Conference Center are not completed and open for business by December 31, 2007, subject to delays caused by Force Majeure (as hereinafter defined), Tenant shall receive a day-for-day abatement of Annual Rent and additional rent under this Lease (collectively, "Rent") at the rate of fifty percent (50%) of the pro-rated daily Rent due as of such period commencing on January 1, 2008 and continuing until such time as the Cafeteria and the Conference Center are completed and available for use by Tenant. Notwithstanding the foregoing to the contrary, Landlord hereby represents that as of the Commencement Date Tenant shall have the right to use the cafeteria presently located at the building known as and numbered 34 Crosby Drive, subject to Landlord's and any operator's rules and regulations regarding such use and subject to any expenses or fees charged by Landlord or such operator from time to time in connection therewith.

          1.3.2 The Fitness Center shall be built substantially in accordance with the initial concept plan attached hereto as EXHIBIT H with the same finishes as are reasonably consistent with the other buildings in the Park, In the event that the Fitness Center is not completed and open for business by June 30, 2008, subject to delays caused by Force Majeure, Tenant shall receive a day-for-day abatement of Rent under this Lease at the rate of fifty percent (50%) of the pro-rated daily Rent due as of such period commencing on July 1, 2008 and continuing until such time as the Fitness Center is completed and available for use by Tenant. Upon completion of the Fitness Center and use thereof by Tenant, Tenant shall not be charged any fee for the use of the Fitness Center (excluding, however, any special charges or fees that may be charged for specialty services or programs provided at the Fitness Center that are participated in voluntarily by Tenant); provided, however, that the costs to operate and maintain the Fitness Center shall be included in Expenses. Notwithstanding the foregoing, as of the Commencement Date showers to be located on the first (1st) floor of the Building (subject to relocation by Landlord from time to time) shall be available for Tenant's use in common with others entitled thereto.

     1.4 Subject to the next paragraph, Tenant will not place on the exterior of the Premises (including both interior and exterior surfaces of doors and interior surfaces of windows) or on any part of the Building outside the Premises or any portion of the Premises visible from outside the Premises, any sign, symbol, advertisement or the like visible to public view outside of the Premises. Landlord will not withhold consent for any signs and lettering to the entry doors to the Premises, provided that such signs or lettering comply with law and conform to any sign standards of Landlord, and provided that Tenant has submitted to Landlord a plan or sketch in reasonable detail (showing, without limitation, size, color, location, materials and method of affixation) of the sign to be placed on such entry doors. Notwithstanding the foregoing to the contrary, Landlord shall provide (a) Building standard signage for Tenant at the building directory located in the main lobby of the Building and entrance to the Premises, and (b) so-called "way-finding" signage for Tenant and the Premises in the Park similar to, and consistent with, the way-finding signage for other tenants of the Building, all at Landlord's sole cost and expense, which signage shall be non-exclusive.

     1.5 So long as (a) Tenant has submitted to Landlord a plan or sketch in reasonable detail (showing, without limitation, size, color, location, materials and method of affixation) of the Tenant identification sign that Tenant desires to install on the exterior of Building (the 'Tenant's Exterior Building Signage"), (b) Tenant itself (as opposed to any

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                                        2
subtenants), at the time it seeks Landlord's approval of Tenant's Exterior Building Signage, is then occupying, and thereafter at all times occupies, at least fifty percent (50%) of the rentable square footage of the Building, (c) Tenant obtains all necessary permits, approvals and licenses with respect to Tenant's Exterior Building Signage from all applicable governmental authorities, and (d) Tenant's Exterior Building Signage conforms to any applicable sign standards of Landlord, then Tenant shall have the right, at Tenant's sole cost and expense, to install Tenant's Exterior Building Signage on the Building in accordance with the provisions of this paragraph. Upon the expiration or earlier termination of the Term, Tenant shall remove Tenant's Exterior Building Signage, at Tenant's sole cost and expense, and repair and restore the exterior portion of the Building where Tenant's Exterior Building Signage was located to the condition that it was in immediately prior to the installation of Tenant's Exterior Building Signage. Tenant may from time to time replace such Tenant's Exterior Building Signage to reflect its then current branding, with Landlord's prior written consent (not to be unreasonably withheld, conditioned or delayed) and subject to the terms and provisions of this Section 1.5.

2. TERM.

     2.1 The Term of this Lease shall begin on the Commencement Date as shown on the Reference Pages and shall terminate on the Termination Date as shown on the Reference Pages, unless sooner terminated or extended pursuant to the provisions of this Lease. Landlord shall tender possession of the Premises with all the work, if any, to be performed by Landlord pursuant to EXHIBIT B to this Lease substantially completed. Tenant shall deliver a punch list of items not completed within thirty (30) days after Landlord tenders possession of the Premises and Landlord agrees to proceed with due diligence to perform its obligations regarding such items. Tenant shall give Landlord written notice, not later than twelve (12) calendar months after the Commencement Date, of any respects in which Landlord has not performed the Landlord's Work in accordance with the terms of this Lease and thereafter Landlord agrees to use commercially reasonable efforts to enforce the warranties set forth in the AIA Contract that Landlord has entered into with the contractor hired to perform the Landlord's Work. Except as identified in any such written notice from Tenant to Landlord, Tenant shall have no right to make any claim that Landlord has failed to perform any of the Landlord's Work fully, properly and in accordance with the terms of this Lease (except for the punch list of items referred to in the immediately preceding sentence). Tenant shall, at Landlord's request, execute and deliver a memorandum agreement provided by Landlord in the form of EXHIBIT C attached hereto, setting forth the actual Commencement Date, Termination Date and, if necessary, a revised rent schedule. Should Tenant fail to do so within thirty
(30) days after Landlord's request, the information set forth in such memorandum provided by Landlord shall be conclusively presumed to be agreed and correct.

     2.2 Landlord shall use reasonable efforts to complete the Landlord's Work by July 1, 2007. In the event of the inability of Landlord to deliver possession of the Premises on the Commencement Date for any reason, Landlord shall not be liable for any damage resulting from such inability, but Tenant shall not be liable for any Rent until the time when Landlord can, after notice to Tenant, deliver possession of the Premises to Tenant. No such failure to give possession on July 1, 2007 shall affect the other obligations of Tenant under this Lease, except that if Landlord is unable to deliver possession of the Premises by January 1, 2008 (other than as a result of Force Majeure, strikes, shortages of materials or similar matters beyond the reasonable control of Landlord and Tenant is notified by Landlord in writing as to such delay), Tenant shall have the option to terminate this Lease unless said delay is as a result of: (a) Tenant's failure to agree to plans and specifications and/or construction cost estimates or bids; (b) Tenant's request for materials, finishes or installations other than Landlord's standard except those, if any, that Landlord shall have expressly agreed to furnish without extension of time agreed by Landlord; (c) Tenant's material change in any plans or specifications; or (d) any of the reasons enumerated in Section 4.2 of EXHIBIT B (each of the foregoing, a "Tenant Delay"). If any delay is the result of a Tenant Delay, the Commencement Date and the payment of Rent under this Lease shall be accelerated by the number of days of such Tenant Delay. Landlord shall use reasonable efforts to give Tenant prior notice before imposing any Tenant Delay.

     2.3 Tenant and Tenant Entities shall have the right to access the Premises prior to the Commencement Date to install telephone and data cabling, security systems and modular furniture, so long as Tenant coordinates such entry with Landlord's contractors so as not interfere with Landlord's performance of the Landlord's Work. Such access and entry shall be subject to all the provisions of this Lease other than the payment of Rent, including, without limitation, Tenant's compliance with the insurance requirements of Article 11; provided, however, if Tenant commences its business operations in the Premises during such early entry, then the Commencement Date will be deemed to have occurred as of such date and Tenant's obligation to pay all other charges under this Lease (other than Annual Rent, which obligation shall commence on the Rent Commencement Date) shall commence.

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                                        3

3. RENT.

     3.1 Tenant agrees to pay to Landlord the Annual Rent in effect from time to time by paying the Monthly Installment of Rent then in effect on or before the first day of each full calendar month during the Term, except that the first full month's Rent shall be paid upon the execution of this Lease. The Monthly Installment of Rent in effect at any time shall be one-twelfth (1/12) of the Annual Rent in effect at such time. Rent for any period during the Term which is less than a full month shall be a prorated portion of the Monthly Installment of Rent based upon the number of days in such month. Said Rent shall be paid to Landlord, without deduction or offset and without notice or demand, at the Rent Payment Address, as set forth on the Reference Pages, or to such other person or at such other place as Landlord may from time to time designate in writing. Unless specified in this Lease to the contrary, all amounts and sums payable by Tenant to Landlord pursuant to this Lease shall be deemed additional rent. If an Event of Default occurs for the non-payment of Rent on more than five (5) occasions during the Term or more than twice per Lease Year (as hereinafter defined), Landlord may require by notice to Tenant that all subsequent Rent payments be made by an automatic payment from Tenant's bank account to Landlord's account, without cost to Landlord. Tenant must implement such automatic payment system prior to the next scheduled Rent payment or within ten
(10) days after Landlord's notice, whichever is later. Unless specified in this Lease to the contrary, all amounts and sums payable by Tenant to Landlord pursuant to this Lease shall be deemed additional rent.

     3.2 Tenant recognizes that late payment of any Rent or other sum due under this Lease will result in administrative expense to Landlord, the extent of which additional expense is extremely difficult and economically impractical to ascertain. Tenant therefore agrees that if Rent or any other sum is not paid within five (5) days of the date when due and payable pursuant to this Lease, a late charge shall be imposed in an amount equal to the greater of: (a) Fifty Dollars ($50.00), or (b) one percent (1%) of the unpaid Rent or other payment; provided, however, that no such late charge shall apply to the first (lst) such late payment per Lease Year. The amount of the late charge to be paid by Tenant shall be reassessed and added to Tenant's obligation for each successive month until paid. The provisions of this Section 3.2 in no way relieve Tenant of the obligation to pay Rent or other payments on or before the date on which they are due, nor do the terms of this Section 3.2 in any way affect Landlord's remedies pursuant to Article 19 of this Lease in the event said Rent or other payment is unpaid after date due.

4. RENT ADJUSTMENTS.

     4.1 For the purpose of this Article 4, the following terms are defined as follows:

          4.1.1 LEASE YEAR: Each fiscal year (as determined by Landlord from time to time) falling partly or wholly within the Term.

          4.1.2 EXPENSES: All costs of operation, maintenance, repair, replacement and management of the Building (including the amount of any credits which Landlord may grant to particular tenants of the Building in lieu of providing any standard services or paying any standard costs described in this
Section 4.1.2 for similar tenants), as determined in accordance with generally accepted accounting principles, including the following costs by way of illustration, but not limitation: water and sewer charges; insurance charges of or relating to all insurance policies and endorsements deemed by Landlord to be reasonably necessary or desirable (provided they are usual and customary for similarly situated properties) and relating in any manner to the protection, preservation, or operation of the Building or any part thereof; utility costs, including, but not limited to, the cost of heat, light, power, steam, gas; waste disposal; the cost of janitorial services; the cost of security and alarm services (including any central station signaling system); costs of cleaning, repairing, replacing and maintaining the common areas, including parking and landscaping, window cleaning costs; labor costs; costs and expenses of managing the Building including management fees; air conditioning maintenance costs; elevator maintenance fees and supplies; material costs; equipment costs including the cost of maintenance, repair and service agreements and rental and leasing costs; purchase costs of equipment; current rental and leasing costs of items which would be capital items if purchased; tool costs; licenses, permits and inspection fees; wages and salaries; employee benefits and payroll taxes; accounting and legal fees; any sales, use or service taxes incurred in connection therewith; and any repair, management fees not to exceed four percent (4%) of gross rents, insurance and maintenance costs and expenses related to the common areas of all buildings in the so-called "Crosby Corporate Center," including the parking areas and other properties surrounding such buildings. In addition, Landlord shall be entitled to recover, as additional rent (which, along with any other capital expenditures constituting Expenses, Landlord may either include in Expenses or cause to be billed to Tenant along with

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Expenses and Taxes but as a separate item), Tenant's Proportionate Share of: (i)
an allocable portion of the cost of capital improvement items which are reasonably calculated to reduce operating expenses during at least a portion of the Term; (ii) the cost of fire sprinklers and suppression systems and other life safety systems required by applicable law; and (iii) other capital expenses which are required under any governmental laws, regulations or ordinances which were not applicable to the Building at the time it was constructed; but the costs described in this sentence shall be amortized over the reasonable life of such expenditures in accordance with such reasonable life and amortization schedules as shall be determined by Landlord in accordance with generally accepted accounting principles, with interest on the unamortized amount at one percent (1%) in excess of the Wall Street Journal prime lending rate announced from time to time. Expenses shall not include:

                    4.1.2.1 costs incurred in connection with leasing, subleasing or lease assignment, renovating, improving, decorating and/or redecorating space and installing leasehold improvements for tenants or occupants or prospective tenants or occupants of the Building, including attorneys' fees, brokerage fees or commissions relating thereto, and architectural and engineering fees, permit, license and inspection fees and advertising, marketing and promotional expenditures relating thereto;

                    4.1.2.2 costs which are paid or payable or are reimbursed to Landlord by third parties, including from insurance, condemnation and warranty proceeds or by other tenants of the Building (other than through payment of Expenses);

                    4.1.2.3 fines and penalties incurred due to a violation by Landlord of any requirement imposed by federal, state or local laws, including late payment of any Taxes (unless such late payment is caused by Tenant);

                    4.1.2.4 contributions to any organizations, whether political or charitable;

                    4.1.2.5 reserves for capital expenditures, bad debts, rental losses, depreciation and amortization (except as expressly provided in Section
4.1.2 above);

                    4.1.2.6 costs of goods and/or services supplied by Landlord or by subsidiaries or affiliates of Landlord, to the extent that the cost of such goods and/or services substantially exceeds the cost of similar goods and/or services supplied or rendered by unaffiliated third parties;

                    4.1.2.7 costs, including without limitation, costs of investigation, monitoring, removal or remediation, arising from the presence of Hazardous Materials in or about the Building, including, without limitation, the soil or ground water, except to the extent caused by Tenant;

                    4.1.2.8 costs associated with the operation of the corporation or other entity which constitutes Landlord, as distinguished from costs of operation of the Building, including accounting and legal costs associated with such corporation or other entity which constitutes Landlord (as distinguished from accounting and legal costs associated with the operation of the Building), costs of defending lawsuits with any mortgagee, and costs of selling, syndicating, financing, mortgaging or hypothecating any ownership interest in Landlord, or any of Landlord's interests in the Building;

                    4.1.2.9 travel expenses not related to the operation, maintenance or repair of the Building or the property upon which it is situated, and entertainment expenses;

                    4.1.2.10 depreciation or amortization of the Building or equipment in the Building except as provided in Section 4.1.2 above;

                    4.1.2.11 loan principal and/or interest payments;

                    4.1.2.12 all administrative and other costs related to the Building's leasing, marketing or construction programs (including tenant improvement programs), including, but not limited to, the reasonable allocation of the wages, salaries, employee benefits and taxes for all personnel involved in the Building's leasing or marketing programs; and


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                    4.1.2.13 Landlord's gross receipts taxes, personal and
corporate income taxes, inheritance and estate taxes, and other business taxes and assessments, franchise, gift and transfer taxes.

               4.1.3 TAXES: Real estate taxes and any other taxes, charges and assessments which are levied with respect to the Parcel and the buildings thereon, or with respect to any improvements, fixtures and equipment or other property of Landlord, real or personal, located on the Parcel and used in connection with the operation of such buildings and said land, any payments to any ground lessor in reimbursement of tax payments made by such lessor; and all fees, expenses and costs incurred by Landlord in investigating, protesting, contesting or in any way seeking to reduce or avoid increase in any assessments, levies or the tax rate pertaining to any Taxes to be paid by Landlord in any Lease Year. Taxes shall not include any corporate franchise, or estate, inheritance or net income tax, or tax imposed upon any transfer by Landlord of its interest in this Lease or the Parcel (or any individual components thereof) or any taxes to be paid by Tenant pursuant to Article 28. For purposes of determining Tenant's Proportionate Share For Taxes, the Parcel shall be treated as a single parcel for purposes of determining Taxes. In calculating Tenant's Proportionate Share For Taxes, the "Rentable Square Footage of the Parcel" is the combined rentable square footage of the six (6) buildings included within the definition of "Parcel" in the Reference Pages, which as of the Lease Reference Date is, collectively 331,390 square feet. However, notwithstanding the foregoing, if one or more buildings are removed from the group of buildings comprising the Parcel, as described above in this Section, whether as a result of a sale or demolition of the building(s), a reconfiguration of the Parcel or otherwise, or if one or more buildings owned by Landlord are added to the group of buildings comprising the Parcel, as described above in this Section, then the definition of "Parcel" and the "Rentable Square Footage of the Parcel", as described above, and "Tenant's Proportionate Share For Taxes" with respect to the Premises, shall be appropriately modified or adjusted to reflect the deletion or addition of such buildings, and, if Tenant's Proportionate Share For Taxes with respect to the Premises is based upon increases in Taxes over a Base Year, then Taxes for the Base Year shall be restated on a going forward basis effective as of the date such buildings are deleted or added to the definition of Parcel as described in this Section.

          4.2 If in any Lease Year, Expenses paid or incurred shall exceed Expenses paid or incurred in the Base Year (Expenses), Tenant shall pay as additional rent for such Lease Year Tenant's Proportionate Share For Expenses of such excess. If in any Lease Year, Taxes paid or incurred by Landlord in any Lease Year shall exceed the amount of such Taxes which become due and payable in the Base Year (Taxes), Tenant shall pay as additional rent for such Lease Year Tenant's Proportionate Share For Taxes of such excess. Notwithstanding the foregoing to the contrary, however, in no event shall Tenant be charged for Tenant's Proportionate Share For Expenses or Tenant's Proportionate Share For Taxes during the first twelve (12) months of the Term, but Tenant will be charged, and shall commence being responsible for paying as additional rent, Tenant's Proportionate Share For Expenses and Tenant's Proportionate Share For Taxes once said initial twelve (12) month period lapses.

          4.3 Landlord shall use reasonable efforts to make the annual determination of Expenses on or before May 1st of each year, which determination shall be binding upon Landlord and Tenant, subject to the provisions of this
Section 4.3. During the Term, Tenant may review, at Tenant's sole cost and expense, the books and records supporting such determination in an office of Landlord, or Landlord's agent, during normal business hours, upon giving Landlord five (5) days advance written notice within sixty (60) days after receipt of such determination, but in no event more often than once in any one
(1) year period, subject to execution of a confidentiality agreement acceptable to Landlord, and provided that if Tenant utilizes an independent accountant to perform such review it shall be one which is reasonably acceptable to Landlord, is not compensated on a contingency basis and is also subject to such confidentiality agreement. If Tenant fails to object to Landlord's determination of Expenses within ninety (90) days after receipt, or if any such objection fails to state with specificity the reason for the objection, Tenant shall be deemed to have approved such determination and shall have no further right to object to or contest such determination. In the event that during all or any portion of any Lease Year or Base Year, the Building is not fully rented and occupied Landlord shall make an appropriate adjustment in occupancy-related Expenses for such year for the purpose of avoiding distortion of the amount of such Expenses to be attributed to Tenant by reason of variation in total occupancy of the Building, by employing consistent and sound accounting and management principles to determine Expenses that would have been paid or incurred by Landlord had the Building been at least ninety-five percent (95%) rented and occupied, and the amount so determined shall be deemed to have been Expenses for such Lease Year.

          4.4 Prior to the actual determination thereof for a Lease Year, Landlord may from time to time estimate Tenant's liability for Expenses and/or Taxes under Section 4.2, Article 6 and Article 28 for the Lease Year or portion thereof.


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Landlord will give Tenant written notification of the amount of such estimate and Tenant agrees that it will pay, by increase of its Monthly Installments of Rent due in such Lease Year, additional rent in the amount of such estimate. Any such increased rate of Monthly Installments of Rent pursuant to this Section 4.4 shall remain in effect until further written notification to Tenant pursuant hereto.

     4.5 When the above mentioned actual determination of Tenant's liability for Expenses and/or Taxes is made for any Lease Year and when Tenant is so notified in writing, then:

               4.5.1 If the total additional rent Tenant actually paid pursuant to Section 4.3 on account of Expenses and/or Taxes for the Lease Year is less than Tenant's liability for Expenses and/or Taxes, then Tenant shall pay such deficiency to Landlord as additional rent in one lump sum within thirty (30) days of receipt of Landlord's bill therefor; and

               4.5.2 If the total additional rent Tenant actually paid pursuant to Section 4.3 on account of Expenses and/or Taxes for the Lease Year is more than Tenant's liability for Expenses and/or Taxes, then Landlord shall credit the difference against the then next due payments to be made by Tenant under this Article 4, or, if the Lease has terminated, refund the difference in cash. Tenant shall not be entitled to a credit by reason of actual Expenses and/or Taxes in any Lease Year being less than Expenses and/or Taxes in the Base Year (Expenses and/or Taxes).

     4.6 If the Commencement Date is other than January 1 or if the Termination Date is other than December 31, Tenant's liability for Expenses and Taxes for the Lease Year in which said Commencement Date occurs shall be prorated based upon a three hundred sixty-five (365) day year.

5. SECURITY DEPOSIT. The Security Deposit shall be in the form of an Irrevocable Standby Letter of Credit (the "letter of credit"), to which the following terms and conditions shall apply:

               5.1.1 The letter of credit (a) shall be in favor of Landlord, shall be issued by Comerica Bank, or another domestic financial institution with the same or better credit rating as that of Comerica Bank as of the date hereof (which current credit rating for Comerica Bank is as shown on EXHIBIT K attached hereto), (b) shall comply with all of the terms and conditions of this paragraph, and (c) shall otherwise be in form reasonably acceptable to Landlord. In the event that Comerica Bank's credit rating (or, if another bank issues the letter of credit, the credit rating of the issuing bank) shall fall below the rating described in EXHIBIT K, Tenant shall, within thirty (30) days of Landlord's request therefor, provide Landlord with a replacement letter of credit in the then applicable amount from a domestic US bank that has the same or better credit rating as the rating set forth in EXHIBIT K.

               5.1.2 The letter of credit or any replacement letter of credit shall be irrevocable for the term thereof and shall automatically renew on a year to year basis until a period ending not earlier than two (2) months subsequent to the Termination Date (the "LOC Expiration Date") without any action whatsoever on the part of Landlord; provided that the issuing bank shall have the right not to renew the letter of credit by giving written notice to Landlord not less than sixty (60) days prior to the expiration of the then current term of the letter of credit that it does not intend to renew the letter of credit. Tenant understands that the election by the issuing bank not to renew the letter of credit shall not, in any event, diminish the obligation of Tenant to deposit the Security Deposit or maintain such an irrevocable letter of credit in favor of Landlord through the LOC Expiration Date.

               5.1.3 Landlord, or its then managing agent, shall have the right from time to time to make one or more draws on the letter of credit at any time that Landlord has the right to use all or a part of the Security Deposit pursuant to Article 5 of this Lease, and the proceeds may be applied as permitted under said Article 5. Funds may be drawn down on the letter of credit upon presentation to the issuing bank of Landlord's (or Landlord's then managing agent's) certificate stating as follows:

          "[Beneficiary] is entitled to the use of Applicant's Security Deposit pursuant to that (Illegible) Lease dated May _______, 2007, between RAR2-Crosby Corporate Center QRS, Inc., as Landlord, (Illegible) SoundBite Communications, Inc., as Tenant, as amended from time to time."


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It is understood that if Landlord or its managing agent be a corporation, partnership or other entity, then such statement shall be signed by an officer (if a corporation), a general partner (if a partnership), or any authorized party (if another entity).

               5.1.4 Tenant acknowledges and agrees (and the letter of credit shall so state) that the letter of credit shall be honored by the issuing bank without inquiry as to the truth of the statements set forth in such draw request and regardless of whether the Tenant disputes the content of such statement.

               5.1.5 In the event of a transfer of Landlord's interest in the Premises, Landlord shall have the right to transfer the letter of credit to the transferee and Tenant shall take whatever action necessary to effectuate such transfer and thereupon the Landlord shall, without any further agreement between the parties, be released by Tenant from all liability therefor, and it is agreed that the provisions hereof shall apply to every transfer or assignment of said letter of credit to a new landlord; provided, however, that Landlord or the new landlord pays all fees to the issuer necessary to evidence such transfer.

               5.1.6 Without limiting the generality of the foregoing, if the letter of credit expires earlier than the LOC Expiration Date, or the issuing bank notifies Landlord that it shall not renew the letter of credit, Landlord shall accept a renewal thereof or substitute letter credit (such renewal or substitute letter of credit to be in effect not later than thirty (30) days prior to the expiration thereof), irrevocable and automatically renewable through the LOC Expiration Date upon the same terms as the expiring letter of credit or upon such other terms as may be acceptable to Landlord. However, if
(x) the letter of credit is not timely renewed, or (y) a substitute letter of credit, complying with all of the terms and conditions of this paragraph is not timely received, Landlord may present such letter of credit to the issuing bank, and the entire sum so obtained shall be paid to Landlord, to be held by Landlord in accordance with Article 5 of this Lease. Notwithstanding the foregoing, Landlord shall be entitled to receive reimbursement from Tenant a fee in an amount not to exceed $1,000.00 and reimbursement for Landlord's reasonable attorneys' fees incurred in connection with the review of any proposed substitute letter of credit pursuant to this paragraph.

               5.1.7 The Security Deposit shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease to be kept and performed by Tenant and not as an advance rental deposit or as a measure of Landlord's damage in case of Tenant's default. If an Event of Default shall occur with respect to any provision of this Lease, Landlord may use any part of the Security Deposit for the payment of any Rent or any other sum in default, or for the payment of any actual out-of-pocket amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion is so used, Tenant shall within fifteen (15) days after written demand therefor, deposit with Landlord an amount sufficient to restore the Security Deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Except to such extent, if any, as shall be required by law, Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant at such time after termination of this Lease when Landlord shall have determined that all of Tenant's obligations under this Lease have been fulfilled, but in no event later than the LOC Expiration Date.

               5.1.8 Notwithstanding the above, so long as (i) Tenant shall not be, or have been, in default under this Lease beyond the expiration of applicable notice and cure periods during the Term through the end of the thirty-sixth (36th) month of the Term, and (ii) Tenant shall then still be in occupancy of at least fifty percent (50%) of the Premises under this Lease, Tenant shall have the right, by written notice given to Landlord during the thirty (30) day period after the end of the thirty-sixth (36th) month of the Term, to reduce the Security Deposit to $212,991.00, and if such reduction shall occur in accordance with the terms and provisions hereof, Tenant shall, by written notice to Landlord, receive (as applicable) a refund of the reduced portion of the Security Deposit. If such notice is timely and properly given by Tenant and the Security Deposit is then being held in cash, Landlord shall return, within fifteen (15) days of Tenant's notice, the applicable portion of the Security Deposit to Tenant to yield such $212,991.00 remaining amount, and if the Security Deposit is being held in the form of a letter of credit, Tenant shall cause a replacement letter of credit in such $212,991.00 amount to be issued to Landlord meeting the requirements of this Article 5 within fifteen
(15) days of Tenant's notice, whereupon Landlord shall simultaneously return the original letter of credit to Tenant.


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6. ALTERATIONS.

     6.1 Except for those, if any, (a) specifically provided for in EXHIBIT B to this Lease, or (b) that do not require any type of permit, approval, license or consent from any applicable local or governmental authority, Tenant shall not make or suffer to be made any alterations, additions, or improvements, including, but not limited to, the attachment of any fixtures or equipment in, on, or to the Premises or any part thereof of the making of any improvements as required by Article 7, without the prior written consent of Landlord, which shall not be unreasonably withheld or delayed. When applying for such consent, Tenant shall, if requested by Landlord, furnish complete plans and specifications for such alterations, additions and improvements. Landlord shall have fifteen (15) business days following its receipt of the same to review Tenant's plans and specifications relating to any alterations, additions or improvements. Notwithstanding the foregoing to the contrary, so long as the alterations, additions or improvements (i) are not structural in nature, (ii) are not visible from the exterior of the Building, and (iii) do not affect or require modification of the Building's electrical, mechanical, plumbing, HVAC or other systems, then such plans and specifications shall be deemed approved by Landlord if Landlord does not respond to Tenant within ten (10) business days following Tenant's submission to Landlord of such plans and specifications and Tenant may thereafter proceed with such alterations, additions or improvements described in such plans and specifications.

     6.2 In the event Landlord consents to (or, pursuant to the last sentence in Section 6.1 above, is deemed to have consented to) the making of any such alteration, addition or improvement by Tenant, the same shall be made by using either Landlord's contractor or a contractor reasonably approved by Landlord, in either event at Tenant's sole cost and expense. If Tenant shall employ any contractor other than Landlord's contractor and such other contractor or any subcontractor of such other contractor shall employ any non-union labor or supplier, Tenant shall be responsible for and hold Landlord harmless from any and all delays, damages and extra costs suffered by Landlord as a result of any dispute with any labor unions concerning the wage, hours, terms or conditions of the employment of any such labor. If Landlord requires a third-party to review any plans and specifications relating to any proposed alteration, addition or improvement, or any completed alteration, addition, improvement or other work, then Tenant shall pay such third-party's reasonable and actual costs to review such plans and specifications upon presentation to Tenant of invoices therefor.

     6.3 All alterations, additions or improvements proposed by Tenant shall be constructed in accordance with all government laws, ordinances, rules and regulations, using Building standard materials where applicable, and Tenant shall, prior to construction, provide the additional insurance required under
Article 11 in such case, and also all such assurances to Landlord as Landlord shall reasonably require to assure payment of the costs thereof, including but not limited to, notices of non-responsibility, waivers of Hen, and, if the work exceeds Fifty Thousand Dollars ($50,000.00) in the aggregate, funded construction escrows and to protect Landlord and the Building and appurtenant land against any loss from any mechanic's, materialmen's or other liens. Tenant shall pay in addition to any sums due pursuant to Article 4, any increase in real estate taxes attributable to any such alteration, addition or improvement for so long, during the Term, as such increase is ascertainable; at Landlord's election said sums shall be paid in the same way as sums due under Article 4. At the time Landlord approves any plans and/or specifications for any alterations, additions or improvements, Landlord shall specify whether such alterations, additions or improvements shall be required to be removed by Tenant at the expiration or earlier termination of the Term and the degree of such removal. In the event that Tenant undertakes any alterations, additions or improvements, Tenant shall deliver to Landlord, at Tenant's sole cost and expense, "as built" plans and specifications evidencing such alterations, additions or improvements.

7. REPAIR.

     7.1 Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises, except as specified in EXHIBIT B to this Lease and except that Landlord shall repair and maintain the structural portions of the Building, including the roof, foundation, exterior walls, basic plumbing, air conditioning, heating and electrical systems installed or furnished by Landlord. Landlord warrants that the building systems serving the Premises shall be in good working order and condition as of the Commencement Date.

     7.2 Tenant shall, at all times during the Term, keep the Premises in good condition and repair excepting damage by fire, or other casualty, and in compliance with all applicable governmental laws, ordinances and regulations, promptly complying with all governmental orders and directives for the correction, prevention and abatement of any violations or nuisances in or upon, or connected with, the Premises, all at Tenant's sole expense.


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     7.3 Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. However, if Landlord fails to make any repairs or perform any maintenance required of Landlord hereunder and within Landlord's reasonable control, and such failure shall persist for an unreasonable amount of time (not less than twenty (20) days) after written notice from Tenant of the need of such repairs or maintenance is given to Landlord and any mortgagee by Tenant, and such mortgagee is afforded an additional reasonable opportunity (not less than twenty (20) days) to effect such repairs, and unless Landlord or such mortgagee has commenced such repairs or maintenance during such period and is diligently pursuing the same, and if due to such failure Tenant is unable to reasonably conduct its business in the Premises, Tenant's obligation to pay Rent hereunder shall prospectively abate until such failure is cured.

     7.4 Except as provided in Article 22, there shall be no abatement of Rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or to fixtures, appurtenances and equipment in the Building.

8. LIENS. Tenant shall keep the Premises, the Building and appurtenant land and Tenant's leasehold interest in the Premises free from any liens arising out of any services, work or materials performed, furnished, or contracted for by Tenant, or obligations incurred by Tenant. In the event that Tenant fails, within ten (10) days following the imposition of any such lien, to either cause the same to be released of record or provide Landlord with insurance against the same issued by a major title insurance company or such other protection against the same as Landlord shall accept (such failure to constitute an Event of Default), Landlord shall have the right to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith shall be payable to it by Tenant within five (5) days of Landlord's demand.

9. ASSIGNMENT AND SUBLETTING.

     9.1 Except as otherwise expressly set forth herein below, Tenant shall not have the right to assign or pledge this Lease or to sublet the whole or any part of the Premises whether voluntarily or by operation of law, or permit the use or occupancy of the Premises by anyone other than Tenant, and shall not make, suffer or permit such assignment subleasing or occupancy without the prior written consent of Landlord, such consent not to be unreasonably withheld, conditioned or delayed and said restrictions shall be binding upon any and all assignees of the Lease and subtenants of the Premises. In the event Tenant desires to sublet, or permit such occupancy of, the Premises, or any portion thereof, or assign this Lease, Tenant shall give written notice thereof to Landlord at least thirty (30) days but no more than one hundred twenty (120) days prior to the proposed commencement date of such subletting or assignment, which notice shall set forth the name of the proposed subtenant or assignee, the relevant terms of any sublease or assignment and copies of financial reports and other relevant financial information of the proposed subtenant or assignee. Notwithstanding the foregoing to the contrary, either (1) a merger or consolidation of Tenant with another entity, (2) the assignment of this Lease or a sublease of a portion of the Premises to a subsidiary or Affiliate (as defined below) of Tenant, or (3) a transaction with a corporation to which substantially all of Tenant's assets are transferred, shall all be deemed an assignment of this Lease or a sublease of a portion of the Premises, as the case may be, but
(A) not subject to any recapture rights of Landlord under Section 9.3, and (B) Landlord's consent shall not be required therefor so long as: (I) the surviving entity pursuant to any merger or consolidation, any such subsidiary or controlling corporation, or any corporation to which substantially all such assets are transferred executes an assignment and assumption agreement or a sublease agreement with Tenant, and such agreement contains an assumption by such party of all of the obligations of Tenant hereunder with respect to such assignment or sublease, including without limitation, the obligation to pay the Rent, additional rent and other amounts provided for under this Lease in case of an assignment, and a copy of such agreement is delivered to Landlord within ten
(10) days of such transaction; and (II) in the case of a merger or consolidation or transfer of assets the surviving or acquiring entity shall have a tangible net worth immediately after such merger, consolidation or transfer at least equal to that of Tenant as of the date of this Lease. By entering into such agreement, such party shall be deemed to have also agreed to confirm such obligations in writing to Landlord and any mortgagees or ground lessors of Landlord. For the purposes hereof, an "Affiliate" of Tenant shall mean any entity which controls, is controlled by or is under common control with Tenant.

     9.2 Notwithstanding any assignment or subletting, permitted or otherwise, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the Rent specified in this Lease and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease. Upon the occurrence of an Event of


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Default, if the Premises or any part of them are then assigned or sublet,
Landlord, in addition to any other remedies provided in this Lease or provided by law, may, at its option, collect directly from such assignee or subtenant all rents due and becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord from Tenant under this Lease, and no such collection shall be construed to constitute a novation or release of Tenant from the further performance of Tenant's obligations under this Lease.

     9.3 In addition to Landlord's right to approve of any subtenant or assignee, Landlord shall have the option, in its sole discretion, in the event of any proposed subletting or assignment, to terminate this Lease, or in the case of a proposed subletting of less than the entire Premises, to recapture the portion of the Premises to be sublet, as of the date the subletting or assignment is to be effective. The option shall be exercised, if at all, by Landlord giving Tenant written notice within thirty (30) days following Landlord's receipt of Tenant's written notice as required above. However, if Tenant notifies Landlord, within five (5) days after receipt of Landlord's termination notice, that Tenant is rescinding its proposed assignment or sublease, Landlord's termination notice shall be void and the Lease shall continue in full force and effect. If this Lease shall be terminated with respect to the entire Premises pursuant to this Section, the Term of this Lease shall end on the date stated in Tenant's notice as the effective date of the sublease or assignment as if that date had been originally fixed in this Lease for the expiration of the Term. If Landlord recaptures under this Section only a portion of the Premises, the Rent to be paid from time to time during the unexpired Term shall abate proportionately based on the proportion by which the approximate square footage of the remaining portion of the Premises shall be less than that of the Premises as of the date immediately prior to such recapture. Tenant shall, at Tenant's own cost and expense, discharge the amount of any outstanding commission obligation which may be due and owing from Landlord as a result of any proposed assignment or subletting which proportionally relates to the balance of the Term of this Lease then outstanding (or the full amount of any outstanding commission obligation in the event that the proposed term of the new lease for such recaptured space relates to a term that would be less than the balance of the Term of this Lease then outstanding), whether or not the Premises are recaptured pursuant to this Section 9.3 and rented by Landlord to the proposed tenant or any other tenant.

     9.4 In the event that Tenant sells, sublets, assigns or transfers this Lease, Tenant shall pay to Landlord as additional rent an amount equal to fifty percent (50%) of any Increased Rent (as defined below), less the Costs Component (as defined below), when and as such Increased Rent is received by Tenant. As used in this Section, "Increased Rent" shall mean the excess of (i) all rent and other consideration which Tenant is entitled to receive by reason of any sale, sublease, assignment or other transfer of this Lease, over (ii) the Rent otherwise payable by Tenant under this Lease at such time. For purposes of the foregoing, any consideration received by Tenant in form other than cash shall be valued at its fair market value as determined by Landlord in good faith. The "Costs Component" is that amount which, if paid monthly, would fully amortize on a straight-line basis, over the entire period for which Tenant is to receive Increased Rent, the reasonable costs incurred by Tenant for leasing commissions and tenant improvements in connection with such sublease, assignment or other transfer.

     9.5 Notwithstanding any other provision hereof, it shall be considered reasonable for Landlord to withhold its consent to any assignment of this Lease or sublease of any portion of the Premises if at the time of either Tenant's notice of the proposed assignment or sublease or the proposed commencement date thereof, there shall exist an Event of Default, or if the proposed assignee or sublessee is an entity: (a) with which Landlord is already in negotiation; (b) is already an occupant of the Building unless Landlord is unable to provide the amount of space required by such occupant; (c) is a governmental agency; (d) is unreputable or incompatible with the character of occupancy of the Building in Landlord's opinion; (e) with which the payment for the sublease or assignment is determined in whole or in part based upon its net income or profits (excluding therefrom, however, any income or profits relating directly to the sale or transfer of this Lease to such entity); or (f) would subject the Premises to a use which would: (i) involve excessive wear upon the Building; (ii) violate any exclusive right granted to another tenant of the Building; (iii) require any addition to or modification of the Premises or the Building in order to comply with building code or other governmental requirements; or (iv) involve a violation of Section 1.2.

     9.6 Upon any request to assign or sublet, Tenant will pay to Landlord a sum equal to all of Landlord's costs, including reasonable attorney's fees, incurred in investigating and considering any proposed or purported assignment or pledge of this Lease or sublease of any of the Premises, regardless of whether Landlord shall consent to, refuse consent, or determine that Landlord's consent is not required for, such assignment, pledge or sublease. Any purported sale, assignment, mortgage, transfer of this Lease or subletting which does not comply with the provisions of this Article 9 shall be void.


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     9.7 If Tenant is a corporation, limited liability company, partnership or trust, any transfer or transfers of or change or changes within any twelve (12) month period in the number of the outstanding voting shares of the corporation or limited liability company, the general partnership interests in the partnership or the identity of the persons or entities controlling the activities of such partnership or trust resulting in the persons or entities owning or controlling a majority of such shares, partnership interests or activities of such partnership or trust at the beginning of such period no longer having such ownership or control shall be regarded as equivalent to an assignment of this Lease to the persons or entities acquiring such ownership or control and shall be subject to all the provisions of this Article 9 to the same extent and for all intents and purposes as though such an assignment.

10. INDEMNIFICATION. None of the Landlord Entities shall be liable and Tenant hereby waives all claims against them for any damage to any property or any injury to any person in or about the Premises or the Building by or from any cause whatsoever (including without limiting the foregoing, rain or water leakage of any character from the roof, windows, walls, basement, pipes, plumbing works or appliances, the Building not being in good condition or repair, gas, fire, oil, electricity or theft), except to the extent caused by or arising from the negligence or willful misconduct of Landlord or its agents, employees or contractors. Tenant shall protect, indemnify and hold the Landlord Entities harmless from and against any and all loss, claims, liability or costs (including court costs and attorney's fees) incurred by reason of (a) any damage to any property (including but not limited to property of any Landlord Entity) or any injury (including but not limited to death) to any person occurring in, on or about the Premises or the Building to the extent that such injury or damage shall be caused by or arise from any actual or alleged act, neglect, fault, or omission by or of Tenant or any Tenant Entity to meet any standards imposed by any duty with respect to the injury or damage; (b) the conduct or management of any work or thing whatsoever done by the Tenant in or about the Premises or from transactions of the Tenant concerning the Premises; (c) Tenant's failure to comply with any and all governmental laws, ordinances and regulations applicable to the condition or use of the Premises or its occupancy; or (d) any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of the Tenant to be performed pursuant to this Lease. The provisions of this Article shall survive the termination of this Lease with respect to any claims or liability accruing prior to such termination.

11. INSURANCE.

     11.1 Tenant shall keep in force throughout the Term: (a) a Commercial General Liability insurance policy or policies to protect the Landlord Entities against any liability to the public or to any invitee of Tenant or a Landlord Entity incidental to the use of or resulting from any accident occurring in or upon the Premises with a limit of not less than $1,000,000 per occurrence and not less than $3,000,000 in the annual aggregate, or such larger amount as Landlord may prudently require from time to time, covering bodily injury and property damage liability and $1,000,000 products/completed operations aggregate; (b) Business Auto Liability covering owned, non-owned and hired vehicles with a limit of not less than $1,000,000 per accident; (c) Worker's Compensation Insurance with limits as required by statute with Employers Liability and limits of $500,000 each accident, $500,000 disease policy limit, $500,000 disease-each employee; (d) All Risk or Special Form coverage protecting Tenant against loss of or damage to Tenant's alterations, additions, improvements, carpeting, floor coverings, panelings, decorations, fixtures, inventory and other business personal property situated in or about the Premises to the full replacement value of the property so insured; and (e) Business Interruption Insurance with limit of liability representing loss of at least approximately six (6) months of income.

     11.2 The aforesaid policies shall (a) be provided at Tenant's expense; (b) name the Landlord Entities as additional insureds (General Liability) and loss payee (Property--Special Form); (c) be issued by an insurance company with a minimum Best's rating of "A-: VII" during the Term; and (d) provide that said insurance shall not be canceled unless thirty (30) days prior written notice (ten (10) days for non-payment of premium) shall have been given to Landlord; a certificate of Liability insurance on ACORD Form 25 and a certificate of Property insurance on ACORD Form 27 shall be delivered to Landlord by Tenant upon the Commencement Date and at least thirty (30) days prior to each renewal of said insurance.

     11.3 Whenever Tenant shall undertake any alterations, additions or improvements in, to or about the Premises ("Work") the aforesaid insurance protection must extend to and include injuries to persons and damage to property arising in connection with such Work, without limitation including liability under any applicable structural work act, and such other insurance as Landlord shall require; and the policies of or certificates evidencing such insurance must be delivered to Landlord prior to the commencement of any such Work.


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12. WAIVER OF SUBROGATION. So long as their respective insurers so permit,
Tenant and Landlord hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage, All Risks or other insurance now or hereafter existing for the benefit of the respective party but only to the extent of the net insurance proceeds payable under such policies. Each party shall obtain any special endorsements required by their insurer to evidence compliance with the aforementioned waiver.

13. SERVICES AND UTILITIES.

     13.1 Provided Tenant shall not be in default under this Lease, and subject to the other provisions of this Lease, Landlord agrees to furnish to the Premises during Building Business Hours (specified on the Reference Pages) on generally recognized business days (but exclusive in any event of Sundays and national and local legal holidays), the following services and utilities subject to the rules and regulations of the Building prescribed from time to time: (a) water suitable for normal office use of the Premises; (b) heat and air conditioning required for the use and occupation of the Premises in commercially reasonable comfort during Building Business Hours; (c) cleaning and janitorial services in accordance with the cleaning specifications attached hereto as
EXHIBIT I: (d) elevator service by nonattended automatic elevators, if applicable; and (e) equipment to bring to the Premises electricity for lighting, convenience outlets and other normal office use. To the extent that Tenant is not billed directly by a public utility, Tenant shall pay at actual cost without mark-up, within fifteen (15) days of Landlord's demand, for all electricity used by Tenant in the Premises as measured by a submeter or submeters (all of which shall be installed at Landlord's sole cost and expense), including, all electricity for lights and plugs. Except as otherwise set forth below in Section 13.1.1, the charge shall be at the rates charged for such services by the local public utility without mark up by Landlord. Alternatively, Landlord may elect to include electricity costs in Expenses. In the absence of Landlord's gross negligence or willful misconduct, Landlord shall not be liable for, and Tenant shall not be entitled to, any abatement or reduction of rental by reason of Landlord's failure to furnish any of the foregoings unless such failure shall persist for an unreasonable time after written notice of such failure is given to Landlord by Tenant and provided further that Landlord shall not be liable when such failure is caused by accident, breakage, repairs, labor disputes of any character, energy usage restrictions or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord, Landlord shall use reasonable efforts to remedy any interruption in the furnishing of services and utilities.

          13.1.1 Notwithstanding the foregoing to the contrary, if and to the extent that electricity for the Premises is submetered by Landlord then as payment for such electricity, Landlord may elect to require Tenant to remit to Landlord as additional rent a sum equal to $1.50 per rentable square foot of the Premises per annum, which is Landlord's estimate of the appropriate electricity charge for the Premises as of the Lease Reference Date, with such amount to be increased from time to time by notice from Landlord to Tenant to the extent that the market therefor increases based upon Landlord's judgment (the "Estimated Electricity Submeter Charge"), with 1/12 of such amount being due and payable in monthly installments concurrently with Tenant's payment of Monthly Installment of Rent hereunder.

          13.1.2 On not less than an annual basis (or on such other billing cycle as Landlord shall determine), Landlord shall review the total Estimated Electricity Submeter Charge paid by Tenant during such applicable billing period and if the Estimated Electricity Submeter Charge that Tenant pays pursuant to the preceding paragraph is less than the actual charges as measured by Landlord's submetering for such electricity for such applicable billing period, then Tenant shall pay such deficiency to Landlord as additional rent in one lump sum within thirty (30) days of receipt of Landlord's bill therefor. If the Estimated Electricity Submeter Charge that Tenant pays during such applicable billing period pursuant to the preceding paragraph is more than the actual charges as measured by Landlord's submetering for such electricity, then Landlord shall credit the difference against the then next due payments to be made by Tenant under this Section 13.1, or, if the Lease has been terminated, refund the difference to Tenant in cash. Tenant shall have the right to verify the electrical charges of Landlord by conducting an electrical survey by a third party reasonably approved in advance by Landlord.

          13.2 Should Tenant require any additional work or service, as described above, including services furnished outside ordinary business hours specified above, Landlord may, on terms to be agreed, upon reasonable advance notice by Tenant, furnish such additional service and Tenant agrees to pay Landlord such charges as may be agreed upon, including any tax (Illegible) thereon, but in no event at a charge less than Landlord's actual cost plus overhead for such additional service and, where appropriate, a reasonable allowance for depreciation of any systems being used to provide such service. The current charge for after-hours HVAC service, which is subject to change at any time, is specified on the Reference Pages.


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Notwithstanding the foregoing to the contrary, however, Tenant shall be responsible for furnishing its own security within the Premises at Tenant's sole cost and expense.

     13.3 Wherever heat-generating machines or equipment are used by Tenant in the Premises which affect the temperature otherwise maintained by the air conditioning system or Tenant allows occupancy of the Premises by more persons than the heating and air conditioning system is designed to accommodate (which heating and air conditioning system shall have been designed in accordance with plans and specifications agreed to by Tenant in connection with Landlord's performance of the Landlord's Work as more particularly set forth on EXHIBIT B), in either event whether with or without Landlord's approval, Landlord reserves the right to install supplementary heating and/or air conditioning units in or for the benefit of the Premises and the cost thereof, including the cost of installation and the cost of operations and maintenance, shall be paid by Tenant to Landlord within fifteen (15) days of Landlord's demand.

     13.4 Tenant will not, without the written consent of Landlord, use any apparatus or device in the Premises, including but not limited to, electronic data processing machines and machines using current in excess of 2000 watts and/or 20 amps or 120 volts, which will in any way increase the amount of electricity or water usually furnished or supplied for use of the Premises for normal office use, nor connect with electric current, except through existing electrical outlets in the Premises, or water pipes, any apparatus or device for the purposes of using electrical current or water. If Tenant shall require water in excess of that usually furnished or supplied for use of the Premises as normal office use or electric current in excess of 5 watts connected load per rentable square foot for lights and plugs, then Tenant shall procure the prior written consent of Landlord for the use thereof, which Landlord may refuse, and if Landlord does consent, Landlord may cause a water meter or electric current meter to be installed so as to measure the amount of such excess water and electric current. The cost of any such meters shall be paid for by Tenant. Tenant agrees to pay to Landlord within five (5) days of Landlord's demand, the cost of all such excess water and electric current consumed (as shown by said meters, if any, or, if none, as reasonably estimated by Landlord) at the rates charged for such services by the local public utility or agency, as the case may be, furnishing the same, plus any additional expense incurred in keeping account of the water and electric current so consumed.

     13.5 Tenant will not, without the written consent of Landlord, contract with a utility provider to service the Premises with any utility, including, but not limited to, telecommunications, electricity, water, sewer or gas, which is not previously providing such service to other tenants in the Building. Subject to Landlord's reasonable rules and regulations and the provisions of Articles 6 and 26, Tenant shall be entitled to the use of wiring ("Communications Wiring"), at its own risk, from the existing telecommunications nexus in the Building to the Premises, sufficient for normal general office use of the Premises. Tenant shall not install any additional Communications Wiring, nor remove any Communications Wiring, without in each instance obtaining the prior written consent of Landlord, which consent may be withheld in Landlord's sole and absolute discretion. Landlord shall in no event be liable for disruption in any service obtained by Tenant pursuant to this paragraph.

14. HOLDING OVER. Tenant shall pay Landlord for each day Tenant retains possession of the Premises or part of them after termination of this Lease by lapse of time or otherwise at the rate ("Holdover Rate") which shall be one hundred fifty percent (150%) of the greater of (a) the amount of the Annual Rent for the last period prior to the date of such termination plus all Rent Adjustments under Article 4; and (b) one hundred ten percent (110%) of then market rental value of the Premises as determined by Landlord assuming a new lease of the Premises of the then usual duration and other terms, in either case, prorated on a daily basis, and shall also pay all damages sustained by Landlord by reason of such retention beyond the initial thirty (30) days of such retention. Such holding over shall constitute a tenancy at sufferance at the Holdover Rate. In any event, no provision of this Article 14 shall be deemed to waive Landlord's right of reentry or any other right under this Lease or at law.

15. SUBORDINATION. Landlord hereby represents to Tenant that as of the Lease Reference Date there are no mortgages or ground leases affecting the Building. So long as Landlord shall deliver to Tenant a non-disturbance agreement executed by any future mortgagee or ground lessor of the Building reasonably satisfactory to Tenant and on such mortgagee's or ground lessor's standard form, this Lease shall be subject and subordinate at all times to ground or underlying leases and to the lien of any mortgages or deeds of trust hereafter placed on, against or affecting the Building, Landlord's interest or estate in the Building, or any ground or underlying lease; provided, however, that if the lessor, mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant's interest in this Lease be superior to any such instrument, then, by notice to Tenant, this Lease shall be deemed superior, whether this Lease was executed before or after said instrument.


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Notwithstanding the foregoing, Tenant covenants and agrees to execute and deliver within ten (10) days of Landlord's request such further instruments evidencing such subordination or superiority of this Lease as may be required by Landlord.

16. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with all the rules and regulations as set forth in EXHIBIT D to this Lease and all reasonable and non-discriminatory modifications of and additions to them from time to time put into effect by Landlord. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Building of any such rules and regulations.

17. REENTRY BY LANDLORD.

     17.1 Landlord reserves and shall at all times have the right to re-enter the Premises upon twenty-four (24) hours prior written notice, which may be given by facsimile or email (except in the case of an emergency threatening personal injury or property damage, in which case no such notice shall be required) in order to inspect the same, to show said Premises to prospective purchasers, mortgagees or tenants (but only during the last twelve (12) months of the Term in case of such tenants), and to alter, improve or repair the Premises and any portion of the Building, without abatement of Rent, and may for that purpose erect, use and maintain scaffolding, pipes, conduits and other necessary structures and open any wall, ceiling or floor in and through the Building and Premises where reasonably required by the character of the work to be performed, provided entrance to the Premises shall not be blocked thereby, and further provided that the business of Tenant shall not be interfered with unreasonably. No such notice, however, shall be required to provide regularly scheduled services such as to supply janitor service or any other regularly scheduled service to be provided by Landlord to Tenant under this Lease. Landlord shall have the right at any time to change the arrangement and/or locations of entrances, or passageways, doors and doorways, and corridors, windows, elevators, stairs, toilets or other public parts of the Building (provided that no such change shall be within the Premises that results in an unreasonable configuration of the Premises or a material reduction in the rentable square footage of the Premises) and to change the name, number or designation by which the Building is commonly known. In the event that Landlord damages any portion of any wall or wall covering, ceiling, or floor or floor covering within the Premises, Landlord shall repair or replace the damaged portion to match the original as nearly as commercially reasonable but shall not be required to repair or replace more than the portion actually damaged. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned by any action of Landlord authorized by this Article 17.

     17.2 For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in the Premises, excluding Tenant's vaults and safes or special security areas (designated in advance), and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency to obtain entry to any portion of the Premises. As to any portion to which access cannot be had by means of a key or keys in Landlord's possession, Landlord is authorized to gain access by such means as Landlord shall elect and the cost of repairing any damage occurring in doing so shall be borne by Tenant and paid to Landlord within five (5) days of Landlord's demand.

18. DEFAULT.

     18.1 Except as otherwise provided in Article 20, the following events shall be deemed to be Events of Default under this Lease:

          18.1.1 Tenant shall fail to pay when due any sum of money becoming due to be paid to Landlord under this Lease, whether such sum be any installment of the rent reserved by this Lease, any other amount treated as additional rent under this Lease, or any other payment or reimbursement to Landlord required by this Lease, whether or not treated as additional rent under this Lease, and such failure shall continue for a period of seven (7) days after written notice that such payment was not made when due, but if any two (2) such notices shall be given, for the twelve (12) month period commencing with the date of such notice, the failure to pay within seven (7) days after due any additional sum of money becoming due to be paid to Landlord under this Lease during such period shall be an Event of Default, without notice.

          18.1.2 Tenant shall fail to comply with any term, provision or covenant of this Lease which is not provided for in another Section of this Article and shall not cure such failure within twenty (20) days (forthwith, if the failure


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


involves a hazardous condition) after written notice of such failure to Tenant provided, however, that such failure shall not be an event of default if such failure could not reasonably be cured during such twenty (20) day period, Tenant has commenced the cure within such twenty (20) day period and thereafter is diligently pursuing such cure to completion, but the total aggregate cure period shall not exceed ninety (90) days.

          18.1.3 Tenant shall fail to vacate the Premises immediately upon termination of this Lease, by lapse of time or otherwise, or upon termination of Tenant's right to possession only.

          18.1.4 Tenant shall become insolvent, admit in writing its inability to pay its debts generally as they become due, file a petition in bankruptcy or a petition to take advantage of any insolvency statute, make an assignment for the benefit of creditors, make a transfer in fraud of creditors, apply for or consent to the appointment of a receiver of itself or of the whole or any substantial part of its property, or file a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws, as now in effect or hereafter amended, or any other applicable law or statute of the United States or any state thereof.

          18.1.5 A court of competent jurisdiction shall enter an order, judgment or decree adjudicating Tenant bankrupt, or appointing a receiver of Tenant, or of the whole or any substantial part of its property, without the consent of Tenant, or approving a petition filed against Tenant seeking reorganization or arrangement of Tenant under the bankruptcy laws of the United States, as now in effect or hereafter amended, or any state thereof, and such order, judgment or decree shall not be vacated or set aside or stayed within sixty (60) days from the date of entry thereof.

          18.1.6 The occurrence of any of the events described in Sections
18.1.4 and 18.1.5 with respect to any Guarantor of all or any of Tenant's obligations under this Lease.

19. REMEDIES.

     19.1 Except as otherwise provided in Article 20, upon the occurrence of any of the Events of Default described or referred to in Article 18, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever, concurrently or consecutively and not alternatively;

          19.1.1 Landlord may, at its election, terminate this Lease or terminate Tenant's right to possession only, without terminating the Lease.

          19.1.2 Upon any termination of this Lease, whether by lapse of time or otherwise, or upon any termination of Tenant's right to possession without termination of the Lease, Tenant shall surrender possession and vacate the Premises immediately, and deliver possession thereof to Landlord, and Tenant hereby grants to Landlord full and free license to enter into and upon the Premises in such event and to repossess Landlord of the Premises as of Landlord's former estate and to expel or remove Tenant and any others who may be occupying or be within the Premises and to remove Tenant's signs and other evidence of tenancy and all other property of Tenant therefrom without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without incurring any liability for any damage resulting therefrom, Tenant waiving any right to claim damages for such re-entry and expulsion, and without relinquishing Landlord's right to rent or any other right given to Landlord under this Lease or by operation of law.

          19.1.3 Upon any termination of this Lease, whether by lapse of time or otherwise, Landlord shall be entitled to recover as damages, all Rent, including any amounts treated as additional rent under this Lease, and other sums due and payable by Tenant on the date of termination, plus as liquidated damages and not as a penalty, an amount equal to the sum of: (a) an amount equal to the then present value (using a discount rate equal to the then prime rate as published by the Wall Street Journal; the "Discount Rate") of the rent reserved in this Lease for the residue of the stated Term of this Lease including any amounts treated as additional rent under this Lease and all other sums provided in this Lease to be paid by Tenant, minus the present value (using the Discount Rate) of the fair rental value of the Premises for such residue; (b) the value of the time and expense necessary to obtain a replacement tenant or tenants, and the estimated expenses described in Section 19.1.4 relating to recovery of the Premises, preparation for reletting and for reletting itself; and (c) the cost of performing any other covenants which would have otherwise been performed by Tenant.


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          19.1.4 Upon any termination of Tenant's right to possession only without termination of the Lease:

               19.1.4.1 Neither such termination of Tenant's right to possession nor Landlord's taking and holding possession thereof as provided in Section
19.1.2 shall terminate the Lease or release Tenant, in whole or in part, from any obligation, including Tenant's obligation to pay the Rent, including any amounts treated as additional rent, under this Lease for the full Term, and if Landlord so elects Tenant shall continue to pay to Landlord the entire amount of the Rent as and when it becomes due, including any amounts treated as additional rent under this Lease, for the remainder of the Term plus any other sums provided in this Lease to be paid by Tenant for the remainder of the Term.

               19.1.4.2 Landlord shall use commercially reasonable efforts to relet the Premises or portions thereof to the extent required by applicable law. Landlord and Tenant agree that nevertheless Landlord shall at most be required to use only the same efforts Landlord then uses to lease premises in the Building generally and that in any case that Landlord shall not be required to give any preference or priority to the showing or leasing of the Premises or portions thereof over any other space that Landlord may be leasing or have available and may place a suitable prospective tenant in any such other space regardless of when such other space becomes available and that Landlord shall have the right to relet the Premises for a greater or lesser term than that remaining under this Lease, the right to relet only a portion of the Premises, or a portion of the Premises or the entire Premises as a part of a larger area, and the right to change the character or use of the Premises. In connection with or in preparation for any reletting, Landlord may, but shall not be required to, make repairs, alterations and additions in or to the Premises and redecorate the same to the extent Landlord deems necessary or desirable, and Tenant shall pay the cost thereof, together with Landlord's expenses of reletting, including, without limitation, any commission incurred by Landlord, within five (5) days of Landlord's demand. Landlord shall not be required to observe any instruction given by Tenant about any reletting or accept any tenant offered by Tenant unless such offered tenant has a creditworthiness acceptable to Landlord and leases the entire Premises upon terms and conditions including a rate of rent (after giving effect to all expenditures by Landlord for tenant improvements, broker's commissions and other leasing costs) all no less favorable to Landlord than as called for in this Lease, nor shall Landlord be required to make or permit any assignment or sublease for more than the current term or which Landlord would not be required to permit under the provisions of Article 9.

               19.1.4.3 Until such time as Landlord shall elect to terminate the Lease and shall thereupon be entitled to recover the amounts specified in such case in Section 19.1.3, Tenant shall pay to Landlord upon demand the full amount of all Rent, including any amounts treated as additional rent under this Lease and other sums reserved in this Lease for the remaining Term, together with the costs of repairs, alterations, additions, redecorating and Landlord's expenses of reletting and the collection of the rent accruing therefrom (including reasonable attorney's fees and broker's commissions), as the same shall then be due or become due from time to time, less only such consideration as Landlord may have received from any reletting of the Premises; and Tenant agrees that Landlord may file suits from time to time to recover any sums falling due under this Article 19 as they become due. Any proceeds of reletting by Landlord in excess of the amount then owed by Tenant to Landlord from time to time shall be credited against Tenant's future obligations under this Lease but shall not otherwise be refunded to Tenant or inure to Tenant's benefit.

     19.2 Upon the occurrence of an Event of Default, Landlord may (but shall not be obligated to) cure such default at Tenant's sole expense. Without limiting the generality of the foregoing, Landlord may, at Landlord's option, enter into and upon the Premises if Landlord determines in its sole discretion that Tenant is not acting within a commercially reasonable time to maintain, repair or replace anything for which Tenant is responsible under this Lease or to otherwise effect compliance with its obligations under this Lease and correct the same, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer and without incurring any liability for any damage or interruption of Tenant's business resulting therefrom and Tenant agrees to reimburse Landlord within five (5) days of Landlord's demand as additional rent, for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease, plus interest from the date of expenditure by Landlord at the Wall Street Journal prime rate.

     19.3 Tenant understands and agrees that in entering into this Lease, Landlord is relying upon receipt of all the Annual and Monthly Installments of Rent to become due with respect to all the Premises originally leased hereunder over the full Initial Term of this Lease for amortization, including interest at the Amortization Rate. For purposes hereof, the "Concession Amount" shall be defined as the aggregate of all amounts forgone or expended by Landlord as free rent under the lease, under EXHIBIT B hereof for the Landlord's Work (as defined in EXHIBIT B), and for brokers' commissions and legal


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fees payable by reason of this Lease. Accordingly, Tenant agrees that if this
Lease or Tenant's right to possession of the Premises leased hereunder shall be terminated as of any date ("Default Termination Date") prior to the expiration of the full Initial Term hereof by reason of a default of Tenant, there shall be due and owing to Landlord as of the day prior to the Default Termination Date, as rent in addition to all other amounts owed by Tenant as of such Date, the amount ("Unamortized Amount") of the Concession Amount determined as set forth below; provided, however, that in the event that such amounts are recovered by Landlord pursuant to any other provision of this Article 19, Landlord agrees that it shall not attempt to recover such amounts pursuant to this Paragraph
19.3. For the purposes hereof, the Unamortized Amount shall be determined in the same manner as the remaining principal balance of a mortgage with interest at the Amortization Rate payable in level payments over the same length of time as from the effectuation of the Concession Amount concerned to the end of the full Initial Term of this Lease would be determined. The foregoing provisions shall also apply to and upon any reduction of space in the Premises, as though such reduction were a termination for Tenant's default, except that (i) the Unamortized Amount shall be reduced by any amounts paid by Tenant to Landlord to effectuate such reduction, and (ii) the manner of application shall be that the Unamortized Amount shall first be determined as though for a full termination as of the Effective Date of the elimination of the portion, but then the amount so determined shall be multiplied by the fraction of which the numerator is the rentable square footage of the eliminated portion and the denominator is the rentable square footage of the Premises originally leased hereunder; and the amount thus obtained shall be the Unamortized Amount.

     19.4 If, on account of any breach or default by Tenant in Tenant's obligations under the terms and conditions of this Lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney or collection agency concerning or to enforce or defend any of Landlord's rights or remedies arising under this Lease or to collect any sums due from Tenant, Tenant agrees to pay all costs and fees so incurred by Landlord, including, without limitation, reasonable attorneys' fees and costs. TENANT EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY.

     19.5 Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies provided in this Lease or any other remedies provided by law (all such remedies being cumulative), nor shall pursuit of any remedy provided in this Lease constitute a forfeiture or waiver of any Rent due to Landlord under this Lease or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants contained in this Lease.

     19.6 No act or thing done by Landlord or its agents during the Term shall be deemed a termination of this Lease or an acceptance of the surrender of the Premises, and no agreement to terminate this Lease or accept a surrender of said Premises shall be valid, unless in writing signed by Landlord, No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants contained in this Lease shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants contained in this Lease. Landlord's acceptance of the payment of rental or other payments after the occurrence of an Event of Default shall not be construed as a waiver of such Default, unless Landlord so notifies Tenant in writing. Forbearance by Landlord in enforcing one or more of the remedies provided in this Lease upon an Event of Default shall not be deemed or construed to constitute a waiver of such Default or of Landlord's right to enforce any such remedies with respect to such Default or any subsequent Default.

     19.7 Intentionally Deleted.

     19.8 Any and all property which may be removed from the Premises by Landlord pursuant to the authority of this Lease or of law, to which Tenant is or may be entitled, may be handled, removed and/or stored, as the case may be, by or at the direction of Landlord but at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. Any such property of Tenant not retaken by Tenant from storage within ninety (90) days after removal from the Premises shall, at Landlord's option, be deemed conveyed by Tenant to Landlord under this Lease as by a bill of sale without further payment or credit by Landlord to Tenant.

     19.9 If more than three (3) Events of Default occur during the Term or any renewal thereof, Tenant's termination option and renewal option provided for in this Lease shall be null and void.

20. TENANT'S BANKRUPTCY OR INSOLVENCY.


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     20.1 If at any time and for so long as Tenant shall be subjected to the provisions of the United States Bankruptcy Code or other law of the United States or any state thereof for the protection of debtors as in effect at such time (each a "Debtor's Law"):

          20.1.1 Tenant, Tenant as debtor-in-possession, and any trustee or receiver of Tenant's assets (each a "Tenant's Representative") shall have no greater right to assume or assign this Lease or any interest in this Lease, or to sublease any of the Premises than accorded to Tenant in Article 9, except to the extent Landlord shall be required to permit such assumption, assignment or sublease by the provisions of such Debtor's Law. Without limitation of the generality of the foregoing, any right of any Tenant's Representative to assume or assign this Lease or to sublease any of the Premises shall be subject to the conditions that:

               20.1.1.1 Such Debtor's Law shall provide to Tenant's Representative a right of assumption of this Lease which Tenant's Representative shall have timely exercised and Tenant's Representative shall have fully cured any default of Tenant under this Lease.

               20.1.1.2 Tenant's Representative or the proposed assignee, as the case shall be, shall have deposited with Landlord as security for the timely payment of Rent an amount equal to the larger of: (a) three (3) months' Rent and other monetary charges accruing under this Lease; and (b) any sum specified in
Article 5; and shall have provided Landlord with adequate other assurance of the future performance of the obligations of the Tenant under this Lease. Without limitation, such assurances shall include, at least, in the case of assumption of this Lease, demonstration to the satisfaction of the Landlord that Tenant's Representative has and will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that Tenant's Representative will have sufficient funds to fulfill the obligations of Tenant under this Lease; and, in the case of assignment, submission of current financial statements of the proposed assignee, audited by an independent certified public accountant reasonably acceptable to Landlord and showing a net worth and working capital in amounts determined by Landlord to be sufficient to assure the future performance by such assignee of all of the Tenant's obligations under this Lease.

               20.1.1.3 The assumption or any contemplated assignment of this Lease or subleasing any part of the Premises, as shall be the case, will not breach any provision in any other lease, mortgage, financing agreement or other agreement by which Landlord is bound.

               20.1.1.4 Landlord shall have, or would have had absent the Debtor's Law, no right under Article 9 to refuse consent to the proposed assignment or sublease by reason of the identity or nature of the proposed assignee or sublessee or the proposed use of the Premises concerned.

21. QUIET ENJOYMENT. Landlord represents and warrants that it has full right and authority to enter into this Lease and that Tenant, while paying the rental and performing its other covenants and agreements contained in this Lease, shall peaceably and quietly have, hold and enjoy the Premises for the Term without hindrance or molestation from Landlord subject to the terms and provisions of this Lease. Landlord shall not be liable for any interference or disturbance by other tenants or third persons, nor shall Tenant be released from any of the obligations of this Lease because of such interference or disturbance.

22. CASUALTY.

     22.1 In the event the Premises or the Building are damaged by fire or other cause and in Landlord's reasonable estimation such damage can be materially restored within one hundred eighty (180) days, Landlord shall forthwith repair the same and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate abatement in Rent from the date of such damage. Such abatement of Rent shall be made pro rata in accordance with the extent to which the damage and the making of such repairs shall interfere with the use and occupancy by Tenant of the Premises from time to time. Within forty-five (45) days from the date of such damage, Landlord shall notify Tenant, in writing, of Landlord's reasonable estimation of the length of time within which material restoration can be made, and Landlord's determination shall be binding on Tenant. For purposes of this Lease, the Building or Premises shall be deemed "materially restored" if


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they are in such condition as would not prevent or materially interfere with
Tenant's use of the Premises for the purpose for which it was being used immediately before such damage.

     22.2 If such repairs cannot, in Landlord's reasonable estimation, be made within one hundred eighty (180) days, Landlord and Tenant shall each have the option of giving the other, at any time within sixty (60) days after such damage, notice terminating this Lease as of the date of such damage. In the event of the giving of such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate as of the date of such damage as if such date had been originally fixed in this Lease for the expiration of the Term. In the event that neither Landlord nor Tenant exercises its option to terminate this Lease, then Landlord shall repair or restore such damage, this Lease continuing in full force and effect, and the Rent hereunder shall be proportionately abated as provided in Section 22.1.

     22.3 Landlord shall not be required to repair or replace any damage or loss by or from fire or other cause to any panelings, decorations, partitions, additions, railings, ceilings, floor coverings, office fixtures or any other property or improvements installed on the Premises by, or belonging to, Tenant, except to the extent covered by Landlord's insurance paid for by Tenant through Expenses. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

     22.4 In the event that Landlord should fail to complete such repairs and material restoration within sixty (60) days after the date estimated by Landlord therefor as extended by this Section 22.4, Tenant may at its option and as its sole remedy terminate this Lease by delivering written notice to Landlord, within fifteen (15) days after the expiration of said period of time, whereupon the Lease shall end on the date of such notice or such later date fixed in such notice as if the date of such notice was the date originally fixed in this Lease for the expiration of the Term; provided, however, that if construction is delayed because of changes, deletions or additions in construction requested by Tenant, approval procedures imposed by the Town of Bedford or any other governmental authority, Tenant Delay, strikes, lockouts, casualties, Acts of God, war, material or labor shortages, government regulation or control or other causes beyond the reasonable control of Landlord (any of such events being an event of "Force Majeure"), the period for restoration, repair or rebuilding shall be extended for the amount of time Landlord is so delayed.

     22.5 Notwithstanding anything to the contrary contained in this Article:
(a) Landlord shall not have any obligation whatsoever to repair, reconstruct, or restore the Premises when the damages resulting from any casualty covered by the provisions of this Article 22 occur during the last twelve (12) months of the Term or any extension thereof, but if Landlord determines not to repair such damages Landlord shall notify Tenant and if such damages shall render any material portion of the Premises unusable for their intended purpose under this Lease, Tenant shall have the right to terminate this Lease by notice to Landlord within fifteen (15) days after receipt of Landlord's notice; and (b) in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises or Building requires that any insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen
(15) days after such requirement is made by any such holder, whereupon this Lease shall end on the date of such damage as if the date of such damage were the date originally fixed in this Lease for the expiration of the Term.

     22.6 In the event of any damage or destruction to the Building or Premises by any peril covered by the provisions of this Article 22, it shall be Tenant's responsibility to properly secure the Premises and upon notice from Landlord to remove forthwith, at its sole cost and expense, such portion of all of the property belonging to Tenant or its licensees from such portion or all of the Building or Premises as Landlord shall request.

23. EMINENT DOMAIN. If all or any substantial part of the Premises or more than ten percent (10%) of the parking allocated to Tenant under this Lease, or access to the Building shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, or conveyance in lieu of such appropriation, either party to this Lease shall have the right, at its option, of giving the other, at any time within thirty (30) days after such taking, notice terminating this Lease, except that Tenant may only terminate this Lease by reason of taking or appropriation, if such taking or appropriation shall be so substantial as to materially interfere with Tenant's use and occupancy of the Premises. If neither party to this Lease shall so elect to terminate this Lease, the rental thereafter to be paid shall be adjusted on a fair and equitable basis under the circumstances. In addition to the rights of Landlord above, if any substantial part of the Building shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain or conveyance in lieu thereof, and


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regardless of whether the Premises or any part thereof are so taken or appropriated, Landlord shall have the right, at its sole option, to terminate this Lease. Landlord shall be entitled to any and all income, rent, award, or any interest whatsoever in or upon any such sum, which may be paid or made in connection with any such public or quasi-public use or purpose, and Tenant hereby assigns to Landlord any interest it may have in or claim to all or any part of such sums, other than any separate award which may be made with respect to Tenant's trade fixtures and relocation and moving expenses. Tenant shall make no claim for the value of any unexpired Term.

24. SALE BY LANDLORD. In event of a sale or conveyance by Landlord of the Building, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions, expressed or implied, contained in this Lease in favor of Tenant, and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease. Except as set forth in this Article 24, this Lease shall not be affected by any such sale and Tenant agrees to attorn to the purchaser or assignee. If any security has been given by Tenant to secure the faithful performance of any of the covenants of this Lease, Landlord may transfer or deliver said security, as such, to Landlord's successor in interest and thereupon Landlord shall be discharged from any further liability with regard to said security.

25. ESTOPPEL CERTIFICATES. Within fifteen (15) days following any written request from either Landlord or Tenant, Landlord or Tenant, as the case may be, shall execute and deliver to the requesting party a sworn statement certifying:
(a) the date of commencement of this Lease; (b) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications to this Lease, that this Lease is in full force and effect, as modified, and stating the date and nature of such modifications); (c) the date to which the Rent and other sums payable under this Lease have been paid; (d) the fact that there are no current defaults under this Lease by either Landlord or Tenant except as specified in such statement; and (e) such other matters as may be requested by the requesting party. Landlord and Tenant intend that any statement delivered pursuant to this Article 25 may be relied upon by any mortgagee, beneficiary or purchaser. Tenant irrevocably agrees that if Tenant fails to execute and deliver such certificate within such fifteen (15) day period Landlord or Landlord's beneficiary or agent may execute and deliver such certificate on Tenant's behalf, and that such certificate shall be fully binding on Tenant.

26. SURRENDER OF PREMISES.

     26.1 Tenant shall arrange to meet Landlord for two (2) joint inspections of the Premises, the first to occur at least thirty (30) days (but no more than one hundred eighty (180) days) before the last day of the Term, and the second to occur not later than forty-eight (48) hours after Tenant has vacated the Premises. In the event of Tenant's failure to arrange such joint inspections and/or participate in either such inspection, Landlord's inspection at or after Tenant's vacating the Premises shall be conclusively deemed correct for purposes of determining Tenant's responsibility for repairs and restoration.

     26.2 All alterations, additions, and improvements in, on, or to the Premises made or installed by or for Tenant, including, without limitation, carpeting (collectively, "Alterations"), shall be and remain the property of Tenant during the Term. Upon the expiration or sooner termination of the Term, all Alterations shall become a part of the realty and shall belong to Landlord without compensation, and title shall pass to Landlord under this Lease as by a bill of sale. At the end of the Term or any renewal of the Term or other sooner termination of this Lease, Tenant will peaceably deliver up to Landlord possession of the Premises, together with all Alterations by whomsoever made, in the same conditions received or first installed, broom clean and free of all debris, excepting only ordinary wear and tear and damage by fire or other casualty. Tenant must, at Tenant's sole cost, remove upon termination of this Lease, any and all of Tenant's furniture, furnishings, equipment, movable partitions of less than full height from floor to ceiling and other trade fixtures and personal property, as well as all data/telecommunications cabling and wiring installed by or on behalf of Tenant, whether inside walls, under any raised floor or above any ceiling (collectively, "Personalty"). Personalty not so removed shall be deemed abandoned by the Tenant and title to the same shall thereupon pass to Landlord under this Lease as by a bill of sale, but Tenant shall remain responsible for the cost of removal and disposal of such Personalty, as well as any damage caused by such removal. In lieu of requiring Tenant to remove Alterations and Personalty and repair the Premises as aforesaid, Landlord may, by written notice to Tenant delivered at least ninety
(90) days before the Termination Date, require Tenant to pay to Landlord, as additional rent hereunder, the cost of such removal and repair in an amount reasonably estimated by Landlord.

     26.3 All obligations of Tenant under this Lease not fully performed as of the expiration or earlier termination of the Term shall survive the expiration or earlier termination of the Term Upon the expiration or earlier termination of the


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Term, Tenant shall pay to Landlord the amount, as estimated by Landlord, necessary to repair and restore the Premises as provided in this Lease and/or to discharge Tenant's obligation for unpaid amounts due or to become due to Landlord. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant, with Tenant being liable for any additional costs upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied. Any otherwise unused Security Deposit shall be credited against the amount payable by Tenant under this Lease.

27. NOTICES. Any notice or document required or permitted to be delivered under this Lease shall be addressed to the intended recipient, by fully prepaid registered or certified United States Mail return receipt requested, or by reputable independent contract delivery service furnishing a written record of attempted or actual delivery, and shall be deemed to be delivered when tendered for delivery to the addressee at its address set forth on the Reference Pages, or at such other address as it has then last specified by written notice delivered in accordance with this Article 27, or if to Tenant at either its aforesaid address or its last known registered office or home of a general partner or individual owner, whether or not actually accepted or received by the addressee. Any such notice or document may also be personally delivered if a receipt is signed by and received from, the individual, if any, named in Tenant's Notice Address.

28. TAXES PAYABLE BY TENANT. In addition to Rent and other charges to be paid by Tenant under this Lease, Tenant shall reimburse to Landlord, upon demand, any and all taxes payable by Landlord (other than net income taxes) whether or not now customary or within the contemplation of the parties to this Lease: (a) upon, allocable to, or measured by or on the gross or net rent payable under this Lease, including without limitation any gross income tax or excise tax levied by the State, any political subdivision thereof, or the Federal Government with respect to the receipt of such Rent; (b) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy of the Premises or any portion thereof, including any sales, use or service tax imposed as a result thereof; (c) upon or measured by Tenant's gross receipts or payroll or the value of Tenant's equipment, furniture, fixtures and other personal property of Tenant or leasehold improvements, alterations or additions located in the Premises; or (d) upon this transaction or any document to which Tenant is a party creating or transferring any interest of Tenant in this Lease or the Premises. In addition to the foregoing, Tenant agrees to pay, before delinquency, any and all taxes levied or assessed against Tenant and which become payable during the term hereof upon Tenant's equipment, furniture, fixtures and other personal property of Tenant located in the Premises.

29. INTENTIONALLY DELETED.

30. PARKING.

     30.1 During the initial Term of this Lease, Tenant agrees to lease from Landlord and Landlord agrees to lease to Tenant, the number and type of parking spaces as set forth on the Reference Pages of this Lease and Landlord hereby agrees that during the Term of this Lease, Landlord shall use reasonable efforts not to over-commit to occupants of the Park the parking spaces that are available in the Park during normal business hours. This right to park in the Building's parking facilities (the "Parking Facility") shall be on an unreserved, nonexclusive, first come, first served basis, for passenger-size automobiles and is subject to the following terms and conditions:

          30.1.1 Tenant shall at all times abide by and shall cause each of Tenant's employees, agents, customers, visitors, invitees, licensees, contractors, assignees and subtenants (collectively, "Tenant's Parties") to abide by any rules and regulations ("Rules") for use of the Parking Facility that Landlord or Landlord's garage operator reasonably establishes from time to time, and otherwise agrees to use the Parking Facility in a safe and lawful manner. Landlord reserves the right to adopt, modify and enforce the Rules governing the use of the Parking Facility from time to time including any key-card, sticker or other identification or entrance system and hours of operation. Landlord may refuse to permit any person who violates such Rules to park in the Parking Facility, and any violation of the Rules shall subject the car to removal from the Parking Facility.

          30.1.2 Unless specified to the contrary above, the parking spaces hereunder shall be provided on a non-designated "first-come, first-served" basis. Landlord reserves the right to assign specific spaces, and to reserve spaces for visitors, small cars, disabled persons or for other tenants or guests, and Tenant shall not park and shall not allow Tenant's Parties to park in any such assigned or reserved spaces. Tenant may validate visitor parking by such method as Landlord


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may approve, at the validation rate from time to time generally applicable to visitor parking. Tenant acknowledges that the Parking Facility may be closed entirely or in part in order to make repairs or perform maintenance services, or to alter, modify, re-stripe or renovate the Parking Facility, or if required by casualty, strike, condemnation, act of God, governmental law or requirement or other reason beyond the operator's reasonable control.

          30.1.3 Tenant acknowledges that to the fullest extent permitted by law, Landlord shall have no liability for any damage to property or other items located in the parking areas of the Parcel (including without limitation, any loss or damage to tenant's automobile or the contents thereof due to theft, vandalism or accident), nor for any personal injuries or death arising out of the use of the Parking Facility by Tenant or any Tenant's Parties, whether or not such loss or damage results from Landlord's active negligence or negligent omission. The limitation on Landlord's liability under the preceding sentence shall not apply however to loss or damage arising directly from Landlord's willful misconduct. Without limiting the foregoing, if Landlord arranges for the parking areas to be operated by an independent contractor not affiliated with Landlord, Tenant acknowledges that Landlord shall have no liability for claims arising through acts or omissions of such independent contractor. Tenant and Tenant's Parties each hereby voluntarily releases, discharges, waives and relinquishes any and all actions or causes of action for personal injury or property damage occurring to Tenant or any of Tenant's Parties arising as a result of parking in the Parking Facility, or any activities incidental thereto, wherever or however the same may occur, and further agrees that Tenant will not prosecute any claim for personal injury or property damage against Landlord or any of its officers, agents, servants or employees for any said causes of action and in all events, Tenant agrees to look first to its insurance carrier and to require that Tenant's Parties look first to their respective insurance carriers for payment of any losses sustained in connection with any use of the Parking Facility. Tenant hereby waives on behalf of its insurance carriers all rights of subrogation against Landlord or Landlord's agents.

          30.1.4 Tenant's right to park as described in this Article and this Lease is exclusive to Tenant and shall not pass to any assignee or sublessee (other than to an assignee or subtenant approved by Landlord in accordance with Article 9 of this Lease) without the express written consent of Landlord. Such consent is at the sole discretion of the Landlord.

          30.1.5 In the event any surcharge or regulatory fee is at any time imposed by any governmental authority with reference to parking, Tenant shall (commencing after two (2) weeks' notice to Tenant) pay, per parking pass, such surcharge or regulatory fee to Landlord in advance on the first day of each calendar month concurrently with the monthly installment of Rent due under this Lease. Landlord will enforce any surcharge or fee in an equitable manner amongst the Building tenants.

     30.2 If Tenant violates any of the terms and conditions of this Article, the operator of the Parking Facility shall have the right to remove from the Parking Facility any vehicles hereunder which shall have been involved or shall have been owned or driven by parties involved in causing such violation, without liability therefor whatsoever. In addition, Landlord shall have the right to cancel Tenant's right to use the Parking Facility pursuant to this Article upon ten (10) days' written notice, unless within such ten (10) day period, Tenant cures such default. Such cancellation right shall be cumulative and in addition to any other rights or remedies available to Landlord at law or equity, or provided under this Lease.

31. DEFINED TERMS AND HEADINGS. The Article headings shown in this Lease are for convenience of reference and shall in no way define, increase, limit or describe the scope or intent of any provision of this Lease. Any indemnification or insurance of Landlord shall apply to and inure to the benefit of all the following "Landlord Entities", being Landlord, Landlord's investment manager, and the trustees, boards of directors, officers, general partners, beneficiaries, stockholders, employees and agents of each of them. Any option granted to Landlord shall also include or be exercisable by Landlord's trustee, beneficiary, agents and employees, as the case may be. In any case where this Lease is signed by more than one person, the obligations under this Lease shall be joint and several. The terms "Tenant" and "Landlord" or any pronoun used in place thereof shall indicate and include the masculine or feminine, the singular or plural number, individuals, firms or corporations, and their and each of their respective successors, executors, administrators and permitted assigns, according to the context hereof. The term "rentable area" shall mean the rentable area of the Premises or the Building as calculated by the Landlord on the basis of the plans and specifications of the Building including a Proportionate share of any common areas. Tenant hereby accepts and agrees to be bound by the figures for the rentable square footage of the Premises and Tenant's Proportionate Share shown on the Reference Pages; however, Landlord may adjust either or both figures if there is manifest error, addition or subtraction to the Building or any business park or complex of which the Building is a part, remeasurement or other circumstance reasonably justifying adjustment. The term "Building" refers to the structure in which the Premises
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located and the common areas (parking lots, sidewalks, landscaping, etc.)
appurtenant thereto. If the Building is part of a larger complex of structures, the term "Building" may include the entire complex, where appropriate (such as shared Expenses or Taxes) and subject to Landlord's reasonable discretion.

32. TENANT'S AUTHORITY. If Tenant signs as a corporation, partnership, trust or other legal entity each of the persons executing this Lease on behalf of Tenant represents and warrants that Tenant has been and is qualified to do business in the state in which the Building is located, that the entity has full right and authority to enter into this Lease, and that all persons signing on behalf of the entity were authorized to do so by appropriate actions. Tenant agrees to deliver to Landlord, simultaneously with the delivery of this Lease, a corporate resolution, proof of due authorization by partners, opinion of counsel or other appropriate documentation reasonably acceptable to Landlord evidencing the due authorization of Tenant to enter into this Lease.

     Tenant hereby represents and warrants that neither Tenant, nor any persons or entities holding any legal or beneficial interest whatsoever in Tenant, are
(i) the target of any sanctions program that is established by Executive Order of the President or published by the Office of Foreign Assets Control, U.S. Department of the Treasury ("OFAC"); (ii) designated by the President or OFAC pursuant to the Trading with the Enemy Act, 50 U.S.C. App. Section 5, the International Emergency Economic Powers Act, 50 U.S.C. Sections 1701-06, the Patriot Act, Public Law 107-56, Executive Order 13224 (September 23, 2001) or any Executive Order of the President issued pursuant to such statutes; or (iii) named on the following list that is published by OFAC: "List of Specially Designated Nationals and Blocked Persons." If the foregoing representation is untrue at any time during the Term, an Event of Default will be deemed to have occurred, without the necessity of notice to Tenant.

33. FINANCIAL STATEMENTS AND CREDIT REPORTS. At Landlord's request, which shall be made no more often than once in any Lease Year (except in the case of a sale, financing or refinancing of the Building) and provided that Landlord executes a reasonable confidentiality agreement with respect to the same, Tenant shall deliver to Landlord a copy, certified by an officer of Tenant as being a true and correct copy, of Tenant's most recent audited financial statement, or, if unaudited, certified by Tenant's chief financial officer as being true, complete and correct in all material respects. Tenant hereby authorizes Landlord to obtain one or more credit reports on Tenant at any time, and shall execute such further authorizations as Landlord may reasonably require in order to obtain a credit report.

34. COMMISSIONS. Each of the parties represents and warrants to the other that it has not dealt with any broker or finder in connection with this Lease, except as described on the Reference Pages.

35. TIME AND APPLICABLE LAW. Time is of the essence of this Lease and all of its provisions. This Lease shall in all respects be governed by the laws of the state in which the Building is located.

36. SUCCESSORS AND ASSIGNS. Subject to the provisions of Article 9, the terms, covenants and conditions contained in this Lease shall be binding upon and inure to the benefit of the heirs, successors, executors, administrators and assigns of the parties to this Lease.

37. ENTIRE AGREEMENT. This Lease, together with its exhibits, contains all agreements of the parties to this Lease and supersedes any previous negotiations. There have been no representations made by the Landlord or any of its representatives or understandings made between the parties other than those set forth in this Lease and its exhibits. This Lease may not be modified except by a written instrument duly executed by the parties to this Lease.

38. EXAMINATION NOT OPTION. Submission of this Lease shall not be deemed to be a reservation of the Premises. Landlord shall not be bound by this Lease until it has received a copy of this Lease duly executed by Tenant and has delivered to Tenant a copy of this Lease duly executed by Landlord, and until such delivery Landlord reserves the right to exhibit and lease the Premises to other prospective tenants. Notwithstanding anything contained in this Lease to the contrary, Landlord may withhold delivery of possession of the Premises from Tenant until such time as Tenant has paid to Landlord any security deposit required by Article 5, the first month's Rent as set forth in Article 3 and any sum owed pursuant to this Lease.


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39. RECORDATION. Tenant shall not record or register this Lease; provided, however, the parties shall execute a short form notice of lease in the form attached hereto as EXHIBIT J and Tenant shall pay all charges and taxes incident to the recording or registration of such notice of lease.

40. USE OF BACK-UP GENERATOR AND OTHER COMPONENTS. Tenant shall have the exclusive right to use the back-up generator, uninterrupted power supply and components of the existing raised floor data rooms (consisting of the raised flooring, supplemental cooling units and below floor fire compression system) currently located on the first (1st) floor of the Building in their current "as is" condition (collectively, the "Back-Up Power And Supplemental Components") which Back-Up Power And Supplemental Components shall be relocated to the Premises by Landlord at Tenant's sole cost and expense and Landlord makes no representations or warranties regarding the working condition of the same. Landlord shall have no obligations to Tenant with respect to the repair, maintenance or replacement of the Back-Up Power And Supplemental Components. Tenant shall be responsible, at Tenant's sole cost and expense, for maintaining, testing, refueling and cleaning the Back-Up Power And Supplemental Components, all in compliance with applicable government laws, ordinances, rules and regulations. Tenant shall, at its own cost and expense, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor approved by Landlord for servicing the Back-Up Power And Supplemental Components (and a copy thereof shall be furnished to Landlord). The service contract must include all services suggested by the equipment manufacturers in the operation/maintenance manual or required by applicable government laws, ordinances, rules and regulations and must become effective as of the Commencement Date. Landlord may, upon notice to Tenant, enter into such a maintenance/service contract on behalf of Tenant or perform the work and, in either case, charge Tenant the cost thereof along with a reasonable amount for Landlord's overhead.

     To the extent necessary, Tenant may handle, store, use or dispose of diesel fuel to the extent customary and necessary for the use of the Back-Up Power And Supplemental Components; provided, however, that Tenant shall always handle, store, use and dispose of any such diesel fuel in a safe and lawful manner and never allow such diesel fuel to contaminate the Premises, Building and appurtenant land or the environment Tenant shall protect, defend, indemnify and hold each and all of the Landlord Entities harmless from and against any and all loss, claims, liability or costs (including court costs and attorneys' fees) incurred by reason of any actual or asserted failure of Tenant to fully comply with all applicable Environmental Laws, or the presence, handling, use or disposition in or from the Premises of any Hazardous Materials (even though permissible under all applicable Environmental Laws or the provisions of this Lease), or by reason of any actual or asserted failure of Tenant to keep, observe or perform any provision of this paragraph.

     Tenant shall keep in force at all times with respect to the Back-Up Power And Supplemental Components a Commercial General Liability insurance policy or policies (which complies with the other requirements of the Lease) to protect the Landlord Entities against any liability to the public or to any invitee of Tenant or a Landlord Entity incidental to the use of the Back-Up Power And Supplemental Components or resulting from any accident occurring in or upon the Premises (including the space used for the Back-Up Power And Supplemental Components) with a limit of not less than $2,000,000.00 per occurrence and not less than $3,000,000.00 in the annual aggregate, or such larger amount as Landlord may prudently require from time to time, covering bodily injury and property damage liability and $2,000,000 products/completed operations aggregate.

     The indemnification provided to the Landlord Entities by Tenant under the Lease shall include any and all loss, claims, liability or costs (including court costs and attorney's fees) incurred by reason of any actual or alleged damage to any property (including but not limited to property of any Landlord Entity) or any injury (including but not limited to death) to any person occurring in, on or about the Premises (including the space used for the Back-Up Power And Supplemental Components) or the Building to the extent that such injury or damage shall be alleged to be caused by or arise from the installation, operation, maintenance, testing, refueling or cleaning of the Back-Up Power And Supplemental Components.

41. OPTION TO EXTEND. Provided that (i) this Lease is in full force and effect and Tenant is not in default under any of the other terms and conditions of this Lease at the time of notification and commencement, and (ii) SoundBite Communications, Inc. occupies substantially all of the original Premises at the time of notification and commencement, then Tenant shall have one (1) option to extend this Lease for a term of five (5) years (the "Extension Term"), for the portion of the Premises being leased by Tenant as of the date the Extension Term is to commence, on the same terms and conditions set forth in the Lease, except as modified by the terms, covenants and conditions as set forth below:


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     a.   If Tenant elects to exercise said option, then Tenant shall provide
          Landlord with written notice no earlier than the date which is fifteen
          (15) months prior to the Termination Date, but no later than the date which is twelve (12) months prior to the Termination Date. If Tenant fails to provide such written notice, Tenant shall have no further or additional right to extend or renew the term of the Lease.

     b. The Annual Rent and Monthly Installment for the Extension Term shall be the Fair Market Rent (as hereinafter defined). Landlord shall advise Tenant of its determination of Fair Market Rent for the Extension Term for the Premises no later than thirty (30) days after receipt of Tenant's written request therefor. Said request shall be made no earlier than sixty (60) days prior to the first date on which Tenant may exercise its option under this Article. Tenant's request for Landlord's determination of Fair Market Rent shall not be deemed an acceptance of Landlord's determination of Fair Market Rent or an exercise of any option to extend the Term for the Extension Term. If Tenant does not agree with Landlord's determination of Fair Market Rent, Landlord and Tenant shall attempt to resolve any differences with respect thereto in good faith for a period of thirty (30) days. If Tenant and Landlord are unable to agree on a mutually acceptable Fair Market Rent promptly following the expiration of such thirty (30) day period, but in no event later than ninety (90) days prior to the Termination Date, Landlord and Tenant shall each appoint a qualified MAI appraiser doing business in the area, in turn those two (2) independent MAI appraisers shall appoint a third (3rd) MAI appraiser and the majority shall decide upon the fair market rental for the Premises as of the Termination Date using the factors set forth below in the definition of Fair Market Rent. Landlord and Tenant shall equally share in the expense of this appraisal. As used herein, the term "Fair Market Rent" shall mean the fair market rental rate per square foot that would be agreed upon between a landlord and a tenant entering into a renewal lease for comparable space as to location, configuration, size and use, in comparable buildings in the greater Bedford, Massachusetts area as to quality, reputation and age, with a comparable build-out and term, and comparable operating expenses, real estate taxes and other relevant considerations, including tenant concessions being offered and brokerage fees.

     c. This option is not transferable; the parties hereto acknowledge and agree that they intend that the aforesaid option to extend this Lease shall be "personal" to Tenant as set forth above and that in no event will any assignee or sublessee have any rights to exercise the aforesaid option to extend.

42. TERMINATION OPTION. Subject to the conditions set forth below, Tenant shall have the right to terminate the Lease (the "Termination Option") on any date during or following the thirty-sixth (36th) month of the Term and prior to the sixtieth (60th) month of the Term (the "Termination Date"), provided (i) Tenant notifies Landlord in writing (the "Termination Notice") of Tenant's intention to terminate the Lease at least nine (9) months prior to the Termination Date, and
(ii) Tenant pays to Landlord the "Early Termination Fee" on the date that Tenant delivers the Termination Notice to Landlord, time being of the essence with respect thereto. The Early Termination Fee shall be calculated as of the applicable Termination Date, and shall mean the then (i.e., as of the applicable Termination Date) unamortized portion of the "Transaction Costs," which Transaction Costs shall include Landlord attorneys' fees, brokerage fees, the total cost of the Landlord's Work (including architects', engineers' and consultants' fees), design fees, demising costs and any fee rent granted to Tenant by Landlord in connection with this Lease, but which Transaction Costs shall expressly exclude the cost of the Base Building Work (as defined in EXHIBIT B). The unamortized portion of the Transaction Costs shall be calculated in the aggregate to equal the amount of principal which would remain unpaid as of the Termination Date with respect to a loan in an original amount equal to the Transaction Costs and which is repaid in equal monthly installments of principal and interest on a direct reduction basis over a six (6) year term beginning on the Commencement Date with interest at the rate of ten (10%) percent per annum. If Tenant fails to (a) timely exercise the Termination Option in accordance with the provisions of this Section 42; or (b) deliver to Landlord the Termination Fee simultaneously with Tenant's delivery of the Termination Notice, the Termination Option and this Section 42 shall be null and void and without further force and effect. Tenant's right to terminate the Lease as set forth herein is conditioned upon (i) no Event of Default having occurred on more than two (2) occasions on or before the date the Termination Notice is delivered to Landlord, (ii) this Lease being in force and effect on the date the Termination Notice is delivered to Landlord, and (iii) Landlord having received the Termination Fee when required as aforesaid.


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     Notwithstanding the foregoing provisions of this Section 42 to the contrary, however, if Tenant effectively and timely exercises its right to expand the Premises into any portion of the Applicable Expansion Space (as hereinafter defined) as set forth in Section 43 below, then Tenant's right to exercise its Termination Option shall be terminated as of the date of Tenant's effective exercise of such expansion right and Tenant's Termination Option shall become null and void as of the date of Tenant's effective exercise of such expansion right. Further notwithstanding the foregoing provisions of this
Section 42 to the contrary, if Tenant timely exercises the Termination Option and thereafter an Event of Default occurs, then Landlord may elect to nullify the exercise of the Termination Option by giving written notice thereof to Tenant on or before the Termination Date. Should Tenant effectively exercise its Termination Option as set forth herein, (y) the Term of this Lease shall automatically terminate on the Termination Date, with all the terms and conditions of this Lease, including, without limitation, the obligation to pay Rent and additional rent, remaining in full force and effect until the Termination Date, and (z) Tenant shall relinquish, yield up and surrender the Premises to Landlord on the Termination Date in accordance with the provisions of this Lease.

43. EXPANSION RIGHTS. Provided that (a) Tenant is not then in default under the terms, covenants and conditions of this Lease, and (b) SoundBite Communications, Inc. has continuously occupied the entire original Premises at the time Tenant exercises any of the following rights set forth in this Section 43 and at the time any Applicable Expansion Space (as hereinafter defined) is to be added to the original Premises, then Tenant shall have certain rights to lease all or any portion of that certain space on the first (1st) floor of the building in the Park known as and numbered 20 Crosby Drive ("Building 20") (shown on EXHIBIT E hereto in its entirety as the "Applicable Expansion Space") during the initial Term of this Lease, which rights shall be (i) exercisable by Tenant strictly in accordance with the terms and provisions of this Section 43, (ii) subject to the rights that other tenants, subtenants, licensees or occupants of Building 20 and/or the Park may have with respect to all or any portion of the Applicable Expansion Space, (iii) subject to the right of Landlord to extend or renew any current lease, sublease, license or occupancy agreement with any tenant, subtenant, licensee or occupant of all or any portion of the Applicable Expansion Space (or enter into any new lease, sublease, license or occupancy agreement with the same party even if no extension or renewal rights are contained in such current lease, sublease, license or occupancy agreement) (the rights described in clauses (ii) and (iii) of this paragraph shall be collectively defined herein as the "Prior Rights"), and (iv) subject to Landlord's right to continue to market any vacant Applicable Expansion Space and issue lease proposals to prospective third party tenants other than Tenant (each, an "Initial Proposal") with respect thereto during the Term of this Lease.

     43.1 During the period commencing on the Commencement Date and expiring on the twelve (12) month anniversary of the Commencement Date (the "Initial Expansion Space Period"), upon any third party's (other than a party exercising a Prior Right) acceptance of any Initial Proposal from Landlord (the "Initial Expansion Space Period Proposal"), Landlord shall promptly notify Tenant of such third party's acceptance of such Initial Expansion Space Period Proposal and the portion of the Applicable Expansion Space subject to such accepted Initial Expansion Space Period Proposal (the "Initial Expansion Period Accepted Space") whereupon Tenant shall have six (6) business days to exercise its right to lease the Initial Expansion Period Accepted Space on the same terms and conditions set forth in this Lease except that: (i) the delivery date of the Initial Expansion Period Accepted Space shall be the delivery date set forth in such Initial Expansion Space Period Proposal; (ii) Tenant shall be responsible for performing any initial tenant improvements to the Initial Expansion Period Accepted Space subject to Landlord providing a one-time tenant improvement allowance to Tenant with respect to such initial tenant improvements which allowance shall be based upon the per square foot total cost of the Landlord's Work (as defined IN EXHIBIT B, but expressly excluding the cost of the Base Building Work) for the Premises multiplied by the square footage of the Initial Expansion Period Accepted Space (the "Initial Expansion Period Accepted Space Allowance"); (iii) Tenant shall not be entitled to any period of free rent with respect to its lease of the Initial Expansion Period Accepted Space (notwithstanding the fact that this Lease may provide for a period of free rent); (iv) Tenant shall, at Landlord's option, be required to increase the Security Deposit by an amount equal to the ratio of the original Security Deposit to the Annual Rent for the Premises during the initial Term multiplied by the amount of additional average Annual Rent to be paid during the term set forth in the Initial Expansion Space Period Proposal; and (v) Landlord shall only be required to deliver the Initial Expansion Period Accepted Space to Tenant in its then present "as is" condition without any obligation of Landlord to make any repairs or improvements therein. If Tenant fails to timely exercise its rights as set forth in this paragraph, Landlord may lease the Initial Expansion Period Accepted Space to the third party named in such Initial Expansion Space Period Proposal on the terms and conditions as Landlord may determine in its sole discretion so long as such lease is executed within sixty (60) days after Tenant's rights under this paragraph lapse.


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     43.2 During the period following the expiration of the Initial Expansion
Space Period through the original Termination Date of the original Term of this Lease (the "Subsequent Expansion Space Period"), upon any third party's (other than a party exercising a Prior Right) acceptance of any Initial Proposal from Landlord for any Applicable Expansion Space (the "Subsequent Expansion Period Accepted Space"), Landlord shall promptly deliver a copy of such Initial Proposal (the "Subsequent Expansion Space Period Proposal") (the Initial Expansion Space Period Proposal and the Subsequent Expansion Space Period Proposal shall be referred to herein as a "Proposal") to Tenant whereupon Tenant shall have five (5) business days to lease the Subsequent Expansion Period Accepted Space under such Subsequent Expansion Space Period Proposal by accepting such Subsequent Expansion Space Period Proposal in writing, whereupon the Subsequent Expansion Period Accepted Space shall be added to the Premises under this Lease upon the same terms and conditions as set forth in the Subsequent Expansion Space Period Proposal; provided, however, that (i) if the length of the term for the lease covered by such Subsequent Expansion Space Period Proposal extends beyond the initial Term of this Lease, then the initial Term of this Lease for all of the Premises then being leased by Tenant shall be automatically extended to be coterminous with the term of the lease covered by such Subsequent Expansion Space Period Proposal, which term of the lease covered by such Subsequent Expansion Space Period Proposal shall not be less than three
(3) years, (ii) the Annual Rent payable with respect to the Premises for such automatically extended period after the initial Term of this Lease shall be adjusted to equal the same per square foot Annual Rent to be paid in accordance with the Subsequent Expansion Period Accepted Space for such same period of time, and (iii) Tenant shall, at Landlord's option, be required to increase the Security Deposit by an amount equal to the ratio of the original Security Deposit to the Annual Rent for the Premises during the initial Term multiplied by the amount of additional average Annual Rent to be paid for the Subsequent Expansion Period Accepted Space during the term set forth in the Subsequent Expansion Space Period Proposal, If Tenant fails to timely exercise its rights as set forth in this paragraph, Landlord may lease the Subsequent Expansion Period Accepted Space to the third party named in such Subsequent Expansion Space Period Proposal so long as the terms and conditions in such Subsequent Expansion Space Period Proposal relating to rent, tenant improvement allowance, free rent and length of term are not less than ninety (90%) of those set forth in the Subsequent Expansion Space Period Proposal originally delivered to Tenant.

     43.3 In addition to the terms and provisions set forth in Section 43.1 and
Section 43.2 above with respect to a Proposal, Tenant shall have the right during the initial Term of this Lease, exercisable upon thirty (30) days prior written notice to Landlord (the "Expansion Option") given at any time during the first twenty-four (24) months of the initial Term (the "Expansion Option Period"), to lease all, but not less than all, of the space on the first (1st) floor of Building 20 that (a) is then vacant and not then leased, subleased, licensed or occupied by any third parties, (b) is not subject to a Prior Right, and (c) is not, and has not previously been, covered by a Proposal delivered to Tenant (the "Expansion Option Premises"). If Tenant exercises its Expansion Option at any time during the Initial Expansion Space Period, then (i) the Expansion Option Premises shall be delivered to Tenant in their then present "as is" condition without any obligation of Landlord to make any repairs or improvements therein, (ii) the Expansion Option Premises shall be leased to Tenant upon the same terms and conditions as set forth in this Lease, as modified below in this paragraph, (iii) Landlord shall provide a one-time tenant improvement allowance to Tenant with respect to any initial tenant improvements that Tenant desires to perform in the Expansion Option Premises and which allowance shall be based upon the per square foot total cost of the Landlord's Work (but expressly excluding the cost of the Base Building Work (provided, however, that the HVAC unit(s) serving the Expansion Option Premises shall be delivered in good working order)) for the Premises multiplied by the square footage of the Expansion Option Premises, (iv) the Expansion Option Premises shall be leased to Tenant at an Annual Rent equal to the per square foot amount of Annual Rent set forth in this Lease with respect to the Premises, (v) Tenant shall not be entitled to any period of free rent with respect to its lease of the Expansion Option Premises, and (vi) Tenant shall, at Landlord's option, be required to increase the Security Deposit by an amount equal to the ratio of the original Security Deposit to the Annual Rent for the Premises during the initial Term multiplied by the amount of additional average Annual Rent for the applicable Expansion Option Premises to be paid during the Term.

     If Tenant exercises its Expansion Option at any time following the expiration of the Initial Expansion Space Period but prior to the expiration of the Expansion Option Period, then in lieu of the terms described in the immediately preceding paragraph (i) the Expansion Option Premises shall be delivered to Tenant in their then present "as is" condition without any obligation of Landlord to make any repairs or improvements therein or to provide any allowance with respect thereto unless the same shall be factored into the fair market rent determination set forth below in this paragraph, (ii) the Expansion Option Premises shall be leased to Tenant at an Annual Rent equal to the then current Fair Market Rent as of the date that is thirty (30) days following the date upon which Tenant exercises its Expansion Option, taking into account the specific provisions of this Lease which will remain constant and otherwise as determined in accordance with Section 41(b) of this Lease, and


                                                            /s/ PS   |   /s/ DFC
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                                                                   Initials

(iii) Tenant shall, at Landlord's option, be required to increase the Security Deposit by an amount equal to the ratio of the original Security Deposit to the Annual Rent for the Premises during the initial Term multiplied by the amount of additional average Annual Rent to be paid during the Term.

     43.4 Notwithstanding the foregoing to the contrary, in no event shall Tenant be permitted to exercise the Expansion Option if there is a then-pending Proposal pursuant to Section 43.1 and Section 43.2 with respect to any portion of such space. If Tenant shall exercise its rights to lease (i) the Initial Expansion Period Accepted Space, (ii) the Subsequent Expansion Period Accepted Space, or (iii) the Expansion Option Premises, then Landlord and Tenant shall promptly execute an amendment to this Lease to incorporate the Initial Expansion Period Accepted Space, the Subsequent Expansion Period Accepted Space or the Expansion Option Premises (as the case may be), into this Lease, and adjust Tenant's Proportionate Share For Expenses and Tenant's Proportionate Share For Taxes accordingly as a result of the addition of such space to the Premises, taking into account that any of such additional space shall be in Building 20.

44. LIMITATION OF LANDLORD'S LIABILITY. Redress for any claim against Landlord under this Lease shall be limited to and enforceable only against and to the extent of Landlord's interest in the Building and to the rents and profits therefrom from and after a final judgment in favor of Tenant against Landlord with respect thereto. The obligations of

                [REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]


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                                       29

Landlord under this Lease are not intended to be and shall not be personally binding on, nor shall any resort be had to the private properties of, any of its or its investment manager's trustees, directors, officers, partners, beneficiaries, members, stockholders, employees, or agents, and in no case shall Landlord be liable to Tenant hereunder for any lost profits, damage to business, or any form of special, indirect or consequential damages.

LANDLORD:                               TENANT:

RAR2-CROSBY CORPORATE CENTER QRS,       SOUNDBITE COMMUNICATIONS, INC., A
INC., A MARYLAND CORPORATION            DELAWARE CORPORATION

By: RREEF Management Company, a
    Delaware corporation                By: /s/ PETER SHIELDS
                                            ------------------------------------
                                        Name: PETER SHIELDS
By: /s/ David F. Crane                  Title: CEO
    ---------------------------------   Dated: 5/15/07
Name: David F. Crane
Title: District Manager

Dated: 5/18/07

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                                                            --------------------
                                                                   Initials

                  EXHIBIT A - FLOOR PLAN DEPICTING THE PREMISES
                ATTACHED TO AND MADE A PART OF LEASE BEARING THE
                LEASE REFERENCE DATE OF MAY_______, 2007 BETWEEN
             RAR2-CROSBY CORPORATE CENTER QRS, INC, AS LANDLORD AND
                    SOUNDBITE COMMUNICATIONS, INC., AS TENANT

EXHIBIT A is intended only to show the general layout of the Premises as of the beginning of the Term of this Lease. It does not in any way supersede any of Landlord's rights set forth in Article 17 with respect to arrangements and/or locations of public parts of the Building and changes in such arrangements and/or locations. It is not to be scaled; any measurements or distances shown should be taken as approximate.

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                                                                   Initials

                          (Preliminary Layout for: SoundBite)

                             EXHIBIT A-1 - SITE PLAN
                ATTACHED TO AND MADE A PART OF LEASE BEARING THE
               LEASE REFERENCE DATE OF MAY ________, 2007 BETWEEN
             RAR2-CROSBY CORPORATE CENTER QRS, INC., AS LANDLORD AND
                    SOUNDBITE COMMUNICATIONS, INC., AS TENANT

EXHIBIT A-1 is intended only to show the general location of the Building as of the beginning of the Term, of this Lease. It does not in any way supersede any of Landlord's rights set forth in Article 17 with respect to arrangements and/or locations of public parts of the building and changes in such arrangements and/or locations. It is not to be scaled; any measurements or distances shown should be taken as approximate.

                                                            /s/ PS   |   /s/ DFC
                                                            --------------------
                                                                   Initials

                                   (SITE PLAN)

                         EXHIBIT B - INITIAL ALTERATIONS
                ATTACHED TO AND MADE A PART OF LEASE BEARING THE
               LEASE REFERENCE DATE OF MAY _______, 2007 BETWEEN
             RAR2-CROSBY CORPORATE CENTER QRS, INC., AS LANDLORD AND
                    SOUNDBITE COMMUNICATIONS, INC., AS TENANT

1. Landlord's Work. In relation to the construction of improvements and alterations at the Premises prior to Tenant's occupancy, the "Landlord's Work" shall be that work set forth on Schedule I hereto, which Landlord shall construct at Landlord's cost and expense in accordance with the terms and provisions of this EXHIBIT B and the Lease, but which shall not include furnishings. In addition to the Landlord's Work, prior to Tenant's occupancy of the Premises, Landlord shall, at Landlord's cost and expense, (a) replace the existing HVAC units that currently service the Building with new replacement HVAC units, and (b) deliver all other building systems in good working order (collectively, the "Base Building Work").

2. Plans and Specifications.

     2.1 Landlord shall employ the following persons ("Consultants") for preparation of the necessary architectural, mechanical and electrical plans, drawings and specifications ("Plans") pertaining to the Landlord's Work:

               Architectural Working Drawings: Walsh/Cochis Associates

               Mechanical Working Drawings: Seguin & Associates, Inc.

               Electrical Working Drawings: S.B. Sager & Associates, Inc.

or such other consultants designated by Landlord from time to time, with the approval of Tenant, which approval shall not be unreasonably withheld or delayed. Landlord shall pay the cost of the Plans and shall use reasonable efforts to have the Consultants complete the Plans. Upon completion, Landlord shall provide copies of the Plans to Tenant, whereupon Tenant shall have seven
(7) business days to object to any portion of the Plans as not being in compliance with the terms of the Lease and this EXHIBIT B. Landlord shall promptly make any changes to the Plans, which are required to bring them into compliance.

     2.2 If Tenant shall request any modifications, revisions, or changes to the Plans at any time after Tenant's initial approval thereof, Landlord shall have the right, in its sole discretion, to reject such request unless such modifications, revisions or changes are reasonable and non-material. If Landlord approves such request, the entire incremental cost of such change, including the cost of revising the Plans or preparing new plans, shall be borne by Tenant and any delay occasioned thereby shall not delay the Commencement Date.

3. Construction. Landlord agrees to cause the Landlord's Work to be constructed by the Contractor, and Landlord shall use commercially reasonable efforts to complete the Landlord's Work and the Base Building Work by July 1, 2007 (the "Anticipated Commencement Date"), subject to delays caused by Force Majeure or other causes as set forth in Paragraph 4.2 below.

4. Completion of the Landlord's Work.

     4.1 In the event that Landlord anticipates that the Landlord's Work and/or the Base Building Work shall not be completed by the Anticipated Commencement Date, Landlord shall give Tenant not less than twenty (20) days' notice in writing of the date upon which Landlord proposes to tender the Premises with the Landlord's Work and/or the Base Building Work substantially completed and ready for occupancy. In the event that the Landlord's Work and the Base Building Work is not in fact substantially completed and ready for occupancy on the date specified in such notice (or on the Anticipated Commencement Date, in the event Landlord has not sent such a notice), Tenant shall notify Landlord in writing of any claim it may have as to the completion of Landlord's obligation, specifically stating the nature of its objections, within five (5) days after the date specified in Landlord's notice or the Anticipated Commencement Date, whichever is applicable. Landlord shall have a reasonable time after delivery of such notice in which to take such action as may be necessary to complete the Landlord's Work and/or the Base Building Work and shall notify Tenant in writing as soon as it deems such corrective action, if any, has been completed. In the event of any dispute as to when and whether the Landlord's Work and/or the Base


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                                                            --------------------
                                                                   Initials

Building Work has been substantially completed, either (i) the certificate of occupancy (whether temporary or permanent) issued by the local governmental authority, (ii) authorization to occupy the Premises by the local building code enforcement officer, or (iii) if a certificate of occupancy is not required by such local governmental authority, such sign-offs as are required under applicable municipal law (any of the authorizations referred to in such items
(i), (ii) or (iii) are referred to hereunder as, a "Certificate of Occupancy") or the certificate of substantial completion issued by the architect shall be conclusive evidence of such completion, effective on the date of the delivery of a copy of any such certificate to Tenant.

     4.2 Notwithstanding anything in the Lease to the contrary, Tenant's obligation to pay Rent under the Lease shall not commence until Landlord shall have substantially completed the Landlord's Work and the Base Building Work; provided, however, that if Landlord shall be delayed in substantially completing the Landlord's Work and/or the Base Building Work or in obtaining the Certificate of Occupancy as a result of any act or omission by Tenant, its agents, employees, representatives or contractors, or any one or more of them, including, without limitation, the following:

          4.2.1 Tenant's failure to pay any amounts required hereunder within the period set forth herein; or

          4.2.2 Tenant's request for any materials, finishes or installations other than as listed on Schedule I hereof; or

          4.2.3 Tenant's delay in supplying any of the Consultants with any requested information; or

          4.2.4 Tenant's changes at any time or from time to time in any one or more of the Plans, regardless of Landlord's approval of any such changes; or

          4.2.5 The performance or completion by Tenant, or any person or entity employed by Tenant, of any work on or about the Premises, including, without limitation, any disharmony, labor disturbance or interference caused by such performance or completion; or

          4.2.6 Any other act or omission by Tenant or any of its agents, employees, representatives or contractors;

Tenant shall pay to Landlord additional rent equal to l/365th of the Annual Rent for every day of such delay.

5. Tenant's Default. If Tenant shall fail to comply with any term, provision or agreement hereunder, and if any such failure is not cured within fifteen (15) days following written notice to Tenant, then, in addition to any other remedies granted Landlord under the Lease in the case of default by Tenant and any remedies provided for elsewhere in this Work Letter or available at law or equity, Landlord may elect, upon notice to Tenant, to:

          5.1.1 discontinue all work hereunder, and Tenant's obligation to pay Rent shall commence as of the Anticipated Commencement Date, without any abatement on account of any delay in connection with any work relating to the Premises; or

          5.1.2 complete the construction of the Landlord's Work pursuant to the Plans as approved by Landlord and Tenant or complete any work which Landlord and Tenant have agreed to in writing, tendering possession to Tenant upon substantial completion thereof, the date of such tender being deemed to be the Commencement Date under the Lease, and charge Tenant for the additional costs of completing any other work, the plans and specifications for which have not been agreed to by Landlord and Tenant, but which Landlord, in its reasonable discretion, deems necessary for the completion of the Premises; or

          5.1.3 cancel the Lease, effective immediately after Tenant receives notice thereof, without incurring any liability on account thereof and the term granted under the Lease is expressly limited accordingly. If Landlord cancels the Lease pursuant to the terms hereof or as a result of Tenant's default under the Lease, such cancellation shall not affect Tenant's liability for any sums payable hereunder.


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                                       C-2

6. Miscellaneous.

     6.1 Tenant expressly assumes the responsibility and obligation of supplying the Consultants with all information concerning Tenant's requirements with respect to the Landlord's Work and/or the Base Building Work as and when requested by any of the Consultants.

     6.2 Except as set forth in this EXHIBIT B, Landlord has no other agreement with Tenant and has no obligation to do any work except the Landlord's Work and the Base Building Work with respect to the Premises. Any other work in the Premises which may be permitted by Landlord pursuant to the terms and conditions of the Lease shall be done at Tenant's sole cost and expense and in accordance with the terms and provisions of the Lease and such additional requirements as Landlord deems necessary or desirable.

     6.3 All rights and remedies of Landlord herein created or otherwise existing at law or equity are cumulative, and the exercise of one or more such rights or remedies shall not be deemed to exclude or waive the right to the exercise of any other rights or remedies. All such rights and remedies may be exercised and enforced concurrently and whenever and as often as deemed desirable.

     6.4 This EXHIBIT B shall not be deemed applicable to any additional space added to the original Premises at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the original Premises or any additions thereto in the event of a renewal or extension of the original term of the Lease, whether by any options under the Lease or otherwise.


                                                            /s/ PS   |   /s/ DFC
                                                            --------------------
                                                                   Initials

                                   SCHEDULE I

                                 LANDLORD'S WORK


                                                            /s/ PS   |   /s/ DFC
                                                            --------------------
                                                                   Initials

                      (Preliminary Layout for: SoundBite)

                        PROPOSED TENANT IMPROVEMENTS FOR
                                    TENANT AT
                                 22 CROSBY DRIVE
                                   BEDFORD MA
                                     5-10-07

1A. GENERAL REQUIREMENTS

Building Codes    Improvements to comply with Massachusetts state building code.
                  The contractor shall obtain and pay for required permits.

Substitutions     The information contained here is intended to provide minimum quality levels for construction standards. Substitutions will be entertained but must be approved in writing by Landlord and
                  Tenant.

Electric Meters   Landlord must connect all lights and plugs to separate meter supplied and installed by Landlord. Supplemental cooling for
                  Tenant required 24/7 cooling shall also be connected to this meter. Power for base building HVAC shall not be included on this meter.

1. DEMOLITION:

Remove all existing finish flooring and base.

Remove all walls and other items as required by new layout.

Save doors and frames for reuse so long as they will match any additional doors and frames needed.

2. INTERIOR PARTITIONS:

New interior walls shall be constructed of 3-5/8" x 25 Ga. metal studs at 16" O/C with 1/2" gypsum wallboard on both sides. Walls shall extend to 6" above the ceiling grid.

EXCEPTION - Walls surrounding computer room and new demising wall shall be full height with acoustical fiberglass insulation between studs. Use 5/8" fire code gypsum board to achieve a one hour fire rating.

Walls surrounding conference rooms shall be full height with acoustical fiber glass insulation between studs.

Walls surrounding 7-8 executive offices shall be full height with acoustical fiber glass insulation between studs.

Provide blocking for one projection screen and (Illegible) board in each conference room location.

3. DOORS, FRAMES AND HARDWARE:

Reception area entry doors to be frameless 1/2 inch tempered glass double doors with top & bottom

22 Crosby Drive
5-10-2007
Page 2 of 5


brushed stainless rails and 1 inch diameter wire push/pulls.

Please provide specs for a glass double door entry from the lobby that has the capacity to be connected to the building key card system.

Reuse existing doors, frames and hardware wherever possible. Provide new units (to match existing) as required by new layout. Door hardware to be bored cylindrical commercial grade lever handled lock & passage sets.

Sand and refinish all existing doors with one or two coats of satin finish polyurethane as needed.

Provide coat hook on all office doors.

Salvage and reuse existing sidelights where possible. Supply matching new sidelights where necessary to provide a sidelight to each office.

4. CEILINGS:

Provide new Armstrong Cortega Second Look Two 2x4 tegular tiles (with center score for 2x2 look) in new 15/16" grid at existing 8'-6" height.

5. LIGHTING:

Existing fixtures shall be reused. Provide new fixtures (to match existing) as required by new layouts. Each room and area shall be individually switched using occupancy sensors where applicable.

Provide one fixture for every 80 SF of floor area.

Provide eight (8), 6" aperture, incandescent, recessed down lights at reception locations to be determined controlled by dimmer switch/s.

6. POWER:

Provide one quad outlet on desk side and one duplex opposite desk for each office with no more than 8 receptacles per 20A circuit.

Provide 28 dedicated 20A circuits for tenant's open office work stations.

Provide 10 dedicated 20A receptacles within the computer room.

Provide 4 dedicated 20A receptacles in the kitchen.

22 Crosby Drive
5-10-2007
Page 3 of 5


Provide 2 dedicated 20A receptacles to the reception area.

Provide 6 dedicated 20A receptacles for tenant's office equipment at locations to be determined. Satellite printer and copier stations will be called out in drawing.

All conference rooms to have floor power feeds and data conduits.

Maximum of 4 workstations per 20A circuit.

7. HVAC:

Test new HVAC system prior to occupancy by Tenant.

Existing system diffusers and ductwork will be relocated, with new ductwork, diffusers, controls & equipment as required by new layout.

All system air filters will be new.

New system serving the premises to include two (2), Trane 50 ton constant volume air handlers supplying air to 25 VAV electric fan coil boxes (approximately 25 zones), which electric fan coil boxes shall not be connected to Tenant's meter for lights and plugs.

8. PLUMBING:

Provide new stainless steel single bowl ADA complaint sink with a 5 gallon water heater with shutoff, solenoid valve and leak sensor.

9. FLOOR FINISHES:

Provide Shaw Parallels II 28 oz. loop pile carpet or equivalent at all open office areas, private offices and conference rooms. Color to be selected by Tenant from building standards.

Provide Armstrong Standard Excelon vinyl floor tile or equivalent at supply rooms, computer room, mail room, and kitchen. Color to be selected by Tenant from building standards.

Provide new 4" vinyl base on all walls. Color to be selected by Tenant from building standards.

10. PAINT:

Gypsum board walls throughout the entire tenant space shall be painted, and shall receive one primer and two finish coats of latex eggshell finish paint. Color to be selected by Tenant.

One accent wall per room except non-executive sized private offices and storage rooms.

22 Crosby Drive
5-10-2007
Page 4 of 5


All door frames shall receive a primer and two finish coats of semi gloss alkyd paint.

11. FIRE PROTECTION:

Existing wet sprinkler system to be modified as required by new layout. Installation and maintenance of any alternative fire suppression systems to be the sole cost and expense of the Tenant.

Landlord shall remove drops and cap any sprinkler heads in lieu of installing an FM 2000 System or similar chemical fire suppression system.

12. LIFE SAFETY:

Provide 30 wall pack emergency light units.

Provide 15 exit signs.

Provide 15 fire extinguishers.

Provide 25 fire alarm horn/strobe units.

13. MISC:

Provide plastic laminate clad base and upper and lower wall cabinets, sink (please define) and counter at kitchen, mail room, reception, and two areas within open office at opposite ends near stairs in size indicated on the floor plan.

Refrigerator and dishwasher to be provided by Landlord all other appliances to be provided by Tenant. Hot and cold water to all sinks and two 1/4" filtered cold water lines for coffee maker and ice maker.

Provide 5 rows of 12" deep painted poplar shelving on heavy duty brackets and standards at each storage closet.

Provide rod and shelf for coat closets.

Clean windows and frames post construction.

Provide clean and working window treatments.

Need a spec for window coverings - blinds type and color.

22 Crosby Drive
5-10-2007
Page 5 of 5


Signage - Building owner responsible for all common area signage(exterior and interior) and tenant is responsible for building and tenant entry signage (on Glass entry door).

Existing plastic laminate window sills to be cleaned and if damaged repaired or replaced to match.

Common area bathrooms to have porcelain tile floors and wet walls, latex painted gypsum walls to match decor, Corian counters with under mounted sinks and soap dispensers and full height mirrors, Bobrick paper dispensers and trash receptacles, Hadriadan ceiling hung metal toilet partitions, 2x2 parabolic fluorescent light fixtures in a 2x2 Armstrong Cortega Second Look Two tegular tiles in new 15/16" grid Armstrong Tegular ceiling, white china, commercial grade, wall hung toilet fixtures.

Common area lobby to be carpeted using 28 oz commercial grade pattern loop pile carpet through out, maple wood cove base to match maple wood doors in main lobby with Johnsonite 2.5" vinyl base in passage, Gordon Final Forms horizontal and vertical wall reveals in a symmetrical pattern intended to accent building directory and flat screen televisions, three (3) color accent wall pattern latex paint, 2x2 indirect fluorescent light fixtures in a new Armstrong Cortega Second Look Two tegular 2x2 15/16" grid Armstrong Tegular ceiling.

Cafe finishes to be standard Rebecca's wall colors, flooring and laminates.

Common area maintenance for exterior walks and other fixtures shall be Landlord's responsibility pursuant to Article 7 of the Lease and Landlord shall use reasonable efforts, in Landlord's reasonable discretion, to repair the walkways in and around the exterior of the Building, the cost of which shall be included in Expenses.

14. WORK NOT INCLUDED:

Installation of telephone and computer wiring, outlets and equipment.

Computer room supplemental cooling, emergency power, and specialty fire protection.

Furnishings including, but not limited to, open office work stations and reception desk.

Security system Landlord will provide necessary info to enable Tenant to purchase a compatible system to building system.

New whiteboards. Tenant is welcome to reuse any white boards and or cork boards.

                                       END

                                                                   (sample only)

                    EXHIBIT C - COMMENCEMENT DATE MEMORANDUM

                ATTACHED TO AND MADE A PART OF LEASE BEARING THE
                  LEASE REFERENCE DATE OF MAY ___, 2007 BETWEEN
             RAR2-CROSBY CORPORATE CENTER QRS, INC., AS LANDLORD AND
                    SOUNDBITE COMMUNICATIONS, INC., AS TENANT

                          COMMENCEMENT DATE MEMORANDUM

     THIS MEMORANDUM, made as of ______________, 20_____, by and between ______ ("Landlord") and ______ ("Tenant").

     Recitals:

     A. Landlord and Tenant are parties to that certain Lease, dated for reference ___, 20_____ (the "Lease") for certain premises (the "Premises") consisting of approximately ________ square feet at the building commonly known as __________.

     B. Tenant is in possession of the Premises and the Term of the Lease has commenced.

     C. Landlord and Tenant desire to enter into this Memorandum confirming the Commencement Date, the Termination Date and other matters under the Lease.

     NOW, THEREFORE Landlord and Tenant agree as follows:

     1. The actual Commencement Date is ___.

     2. The actual Termination Date is ___________________.

     3. The schedule of the Annual Rent and the Monthly Installment of Rent set forth on the Reference Pages is deleted in its entirety, and the following is substituted therefor:

[INSERT RENT SCHEDULE]

     4. Capitalized terms not defined herein shall have the same meaning as set forth in the Lease.

     5.   The Transaction Costs are [___________________________________].

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year first above written.

LANDLORD:                               TENANT:

By: RAR2-CROSBY CORPORATE CENTER
    QRS, INC., a Maryland corporation


By: DO NOT SIGN                         By: DO NOT SIGN
    ---------------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------
Dated:                                  Dated:
       ------------------------------          ---------------------------------


                                                            /s/ PS   |   /s/ DFC
                                                            --------------------
                                                                   Initials

                        EXHIBIT D - RULES AND REGULATIONS
                ATTACHED TO AND MADE A PART OF LEASE BEARING THE
                LEASE REFERENCE DATE OF MAY_______, 2007 BETWEEN
             RAR2-CROSBY CORPORATE CENTER QRS, INC., AS LANDLORD AND
                    SOUNDBITE COMMUNICATIONS, INC., AS TENANT

1. No sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the Building without the prior written consent of the Landlord. Landlord shall have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at Tenant's expense by a vendor designated or approved by Landlord. In addition, Landlord reserves the right to change from time to time the format of the signs or lettering and to require previously approved signs or lettering to be appropriately altered.

2. If Landlord objects in writing to any curtains, blinds, shades or screens attached to or hung in or used in connection with any window or door of the Premises, Tenant shall immediately discontinue such use. No awning shall be permitted on any part of the Premises. Tenant shall not place anything or allow anything to be placed against or near any glass partitions or doors or windows which may appear unsightly, in the opinion of Landlord, from outside the Premises.

3. Tenant shall not obstruct any sidewalks, halls, passages, exits, entrances, elevators, or stairways of the Building. No tenant and no employee or invitee of any tenant shall go upon the roof of the Building.

4. Any directory of the Building, if provided, will be exclusively for the display of the name and location of tenants only and Landlord reserves the right to exclude any other names. Landlord reserves the right to charge for Tenant's directory listing.

5. All cleaning and janitorial services for the Building and the Premises shall be provided exclusively through Landlord. Tenant shall not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises. Landlord shall not in any way be responsible to any Tenant for any loss of property on the Premises, however occurring, or for any damage to any Tenant's property by the janitor or any other employee or any other person.

6. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed. No foreign substance of any kind whatsoever shall be thrown into any of them, and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, shall have caused it.

7. Tenant shall store all its trash and garbage within its Premises. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord. Tenant will comply with any and all recycling procedures designated by Landlord.

8. Landlord will furnish Tenant two (2) keys free of charge to each door in the Premises that has a passage way lock. Landlord may charge Tenant a reasonable amount for any additional keys. Tenant shall not alter any lock or install a new or additional lock or bolt on any door of its Premises. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys of all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, shall pay Landlord therefor. [NOTE: LANDLORD WILL NOT BE PROVIDING A SEPARATE KEY CARD SYSTEM FOR THE PREMISES, BUT WILL BE FOR THE BUILDING IN CONNECTION WITH ITS COMPLETION OF THE CAFETERIA AND THE CONFERENCE CENTER]

9. If Tenant requires telephone, data, burglar alarm or similar service, the cost of purchasing, installing and maintaining such service shall be borne solely by Tenant. No boring or cutting for wires will be allowed without the prior written consent of Landlord.

10. No equipment, materials, furniture, packages, bulk supplies, merchandise or other property will be received in the Building or carried in the elevators except between such hours and in such elevators as may be designated by Landlord. The persons employed to move such equipment or materials in or out of the Building must be acceptable to Landlord.


                                                            /s/ PS   |   /s/ DFC
                                                            --------------------
                                                                   Initials

11. Tenant shall not place a load upon any floor which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Heavy objects shall stand on such platforms as determined by Landlord to be necessary to properly distribute the weight. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building or to any space in the Building to such a degree as to be objectionable to Landlord or to any tenants shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate the noise or vibration. Landlord will not be responsible for loss of or damage to any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

12. Landlord shall in all cases retain the right to control and prevent access to the Building of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation or interests of the Building and its tenants, provided that nothing contained in this rule shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. Landlord reserves the right to exclude from the Building between the hours of 6 p.m. and 7 a.m. the following day, or such other hours as may be established from time to time by Landlord, and on Sundays and legal holidays, any person unless that person is known to the person or employee in charge of the Building and has a pass or is properly identified. Tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of such persons. Landlord shall not be liable for damages for any error with regard to the admission to or exclusion from the Building of any person.

13. Tenant shall not use any method of heating or air conditioning other than that supplied or approved in writing by Landlord.

14. Tenant shall not waste electricity, water or air conditioning. Tenant shall keep corridor doors closed. Tenant shall close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus and electricity, gas or air outlets before Tenant and its employees leave the Premises. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Building or by Landlord for noncompliance with this rule.

15. Tenant shall not install any radio or television antenna, satellite dish, loudspeaker or other device on the roof or exterior walls of the Building without Landlord's prior written consent, which consent may be withheld in Landlord's sole discretion, and which consent may in any event be conditioned upon Tenant's execution of Landlord's standard form of license agreement. Tenant shall be responsible for any interference caused by such installation.

16. Tenant shall not mark, drive nails, screw or drill into the partitions, woodwork, plaster, or drywall (except for pictures, tackboards and similar office uses) or in any way deface the Premises. Tenant shall not cut or bore holes for wires. Tenant shall not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

17. Tenant shall not install, maintain or operate upon the Premises any vending machine without Landlord's prior written consent, except that Tenant may install food and drink vending machines solely for the convenience of its employees.

18. No cooking shall be done or permitted by any tenant on the Premises, except that Underwriters' Laboratory approved microwave ovens or equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted provided that such equipment and use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations.

19. Tenant shall not use in any space or in the public halls of the Building any hand trucks except those equipped with the rubber tires and side guards or such other material-handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the Building.

20. Tenant shall not permit any motor vehicles to be washed or mechanical work or maintenance of motor vehicles to (Illegible) performed in any parking lot.

21. Tenant shall not use the name of the Building or any photograph or likeness of the Building in connection with or in promoting or advertising Tenant's business, without Landlord's prior written consent (which shall not be unreasonably withheld, conditioned or delayed), except that Tenant may include the Building name in Tenant's address. Landlord shall have the right, exercisable with notice and with liability to any tenant, to change the name and address of the Building.


                                                            /s/ PS   |   /s/ DFC
                                                            --------------------
                                                                   Initials

22. Tenant requests for services must be submitted to the Building office by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instruction from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

23. Tenant shall not permit smoking or carrying of lighted cigarettes or cigars other than in areas designated by Landlord as smoking areas from time to time.

24. Canvassing, soliciting, distribution of handbills or any other written material in the Building is prohibited and each tenant shall cooperate to prevent the same. No tenant shall solicit business from other tenants or permit the sale of any good or merchandise in the Building without the written consent of Landlord.

25. Tenant shall not permit any animals other than service animals, e.g. seeing-eye dogs, to be brought or kept in or about the Premises or any common area of the Building.

26. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of any premises in the Building. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

27. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for safety and security, for care and cleanliness of the Building, and for the preservation of good order in and about the Building. Tenant agrees to abide by all such rules and regulations herein stated and any additional rules and regulations which are adopted. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

                [REMAINDER OF THE PAGE LEFT INTENTIONALLY BLANK]


                                                            /s/ PS   |   /s/ DFC
                                                            --------------------
                                                                   Initials

                     EXHIBIT E - APPLICABLE EXPANSION SPACE
                ATTACHED TO AND MADE A PART OF LEASE BEARING THE
                 LEASE REFERENCE DATE OF MAY ____, 2007 BETWEEN
             RAR2-CROSBY CORPORATE CENTER QRS, INC., AS LANDLORD AND
                    SOUNDBITE COMMUNICATIONS, INC., AS TENANT

                                                            /s/ PS   |   /s/ DFC
                                                            --------------------
                                                                   Initials

                                   (KEY PLAN)

                    EXHIBIT F - LEGAL DESCRIPTION FOR PARCEL
                ATTACHED TO AND MADE A PART OF LEASE BEARING THE
                LEASE REFERENCE DATE OF MAY _______, 2007 BETWEEN
             RAR2-CROSBY CORPORATE CENTER QRS, INC., AS LANDLORD AND
                    SOUNDBITE COMMUNICATIONS, INC., AS TENANT

                                                            /s/ PS   |   /s/ DFC
                                                            --------------------
                                                                   Initials

                            DESCRIPTION Of THE LAND

THAT CERTAIN PARCEL OF LAND SITUATED IN THE TOWN OF BEDFORD, COUNTY OF MIDDLESEX, COMMONWEALTH OF MASSACHUSETTS, BOUNDED AND DESCRIBED AS FOLLOWS:

EASTERLY                         BY THE WESTERLY LINE OF CROSBY DRIVE, ELEVEN
                                 HUNDRED EIGHTY-EIGHT AND 84/100 FEET;

SOUTHEASTERLY                    BY LAND NOW OR FORMERLY OF NEW ENGLAND
                                 MERCHANTS NATIONAL BANK OF BOSTON, TRUSTEE,
                                 FIVE HUNDRED NINETY-NINE AND 43/100 FEET;

SOUTHWESTERLY                    TWO HUNDRED FIFTY AND 77/100 FEET, AND

SOUTHEASTERLY                    TWO HUNDRED NINE AND 95/100 FEET, BY LAND NOW
                                 OR FORMERLY OF CECIL N. DOUGLAS, ET AL;

SOUTHWESTERLY NORTHWESTERLY      FOUR HUNDRED THIRTY-ONE AND 15/100 FEET, AND
AND SOUTHWESTERLY                SOUTHERLY, SIXTY-TWO AND 07/100 FEET BY CROSBY
                                 ROAD; AND

SOUTHWESTERLY                    ONE HUNDRED FIVE AND 11/100 FEET,

NORTHWESTERLY                    THREE HUNDRED NINE AND 87/100 FEET;

NORTHEASTERLY                    SIXTY-ONE AND 24/100 FEET;

NORTHWESTERLY                    TWO HUNDRED FIVE AND 50/100 FEET;

SOUTHWESTERLY                    TWO HUNDRED ELEVEN AND 24/100 FEET,

NORTHWESTERLY                    BY TWO LINES MEASURING TOGETHER TWO HUNDRED
                                 FORTY-SEVEN AND 80/100 FEET,

SOUTHWESTERLY                    TWO HUNDRED THREE AND 12/100 FEET,

NORTHWESTERLY                    TWO HUNDRED SIXTEEN AND 85/100 FEET AND

NORTHEASTERLY                    THREE HUNDRED THIRTY-ONE AND 47/100 FEET ALL BY

LOT 4 AS SHOWN ON PLAN HEREINAFTER MENTIONED.

SAID PARCEL IS KNOWN AS LOT 1 ON SAID PLAN (PLAN NO. 31882B). POLICY NO. 855 P41

ALSO ANOTHER CERTAIN PARCEL OF LAND SITUATED IN SAID BEDFORD, BOUNDED AND DESCRIBED AS FOLLOWS:

SOUTHWESTERLY                    BY THE NORTHEASTERLY LINE OF STATE
                                 HIGHWAY (ROUTE 3 - NO ACCESS),
                                 ELEVEN HUNDRED TWENTY-THREE AND 27/100 FEET;

NORTHWESTERLY                    BY LOT 3 AS SHOWN ON SAID PLAN
                                 HEREINAFTER MENTIONED ONE HUNDRED
                                 SEVENTY-NINE 91/100 FEET; AND

NORTHEASTERLY AND EASTERLY       CROSBY ROAD, ELEVEN HUNDRED FORTY-TWO AND
BY                               45/100 FEET.

SAID PARCEL IS SHOWN AS LOT 2 ON SAID PLAN (PLAN NO. 31882B)

ALL OF SAID BOUNDARIES ARE DETERMINED BY THE COURT TO BE LOCATED AS SHOWN ON A SUBDIVISION PLAN, AS APPROVED BY THE COURT FILED IN THE LAND REGISTRATION OFFICES, A COPY OF WHICH IS FILED IN THE REGISTRY OF DEEDS FOR THE SOUTH REGISTRY DISTRICT OF MIDDLESEX COUNTY IN REGISTRATION BOOK 855, PAGE 41, WITH CERTIFICATE 144991.

SAID LOT 2 IS SUBJECT TO TAKING BY THE COMMONWEALTH OF MASSACHUSETTS, DEPARTMENT OF PUBLIC WORKS. DATED JANUARY 29, 1952, DULY RECORDED IN BOOK 7861, PAGE 218.

ALL OF THE ABOVE DESCRIBED LAND AS IS INCLUDED WITHIN THE LIMITS OF CROSBY ROAD, AS SHOWN ON SAID PLAN, IS SUBJECT TO THE RIGHTS OF ALL PERSONS LAWFULLY ENTITLED THERETO, IN AND OVER THE SAME.

EXCLUDING FROM SAID LOT 2 THE INTEREST IN CROSBY ROAD CONVEYED BY DEED DATED MAY 23, 1980 AND FILED AS DOCUMENT NO. 599584.
                                   212420

                                      LOT 3

A CERTAIN PARCEL OF LAND SITUATE IN SAID BEDFORD, BOUNDED AND DESCRIBED AS FOLLOWS;

SOUTHWESTERLY                    BY THE NORTHEASTERLY LINE OF STATE
                                 HIGHWAY (ROUTE 3 - NO ACCESS), 121.40 FEET,

NORTHEASTERLY                    BY CROSBY ROAD, 231.42 FEET; AND

SOUTHEASTERLY                    BY LOT 2 AS SHOWN ON THE PLAN HEREINAFTER
                                 MENTIONED, 179.91 FEET.

          SAID PARCEL IS SHOWN AS LOT 3 ON SAID PLAN (PLAN NO. 31882B).

           EXHIBIT G- CONCEPT PLAN FOR CAFETERIA AND CONFERENCE CENTER
                ATTACHED TO AND MADE A PART OF LEASE BEARING THE
               LEASE REFERENCE DATE OF MAY ________, 2007 BETWEEN
             RAR2-CROSBY CORPORATE CENTER QRS, INC., AS LANDLORD AND
                    SOUNDBITE COMMUNICATIONS, INC., AS TENANT


                                                            /s/ PS   |   /s/ DFC
                                                            --------------------
                                                                   Initials

                             (SECOND FLOOR KEY PLAN)

                   EXHIBIT H - CONCEPT PLAN FOR FITNESS CENTER
                ATTACHED TO AND MADE A PART OF LEASE BEARING THE
                LEASE REFERENCE DATE OF MAY _______, 2007 BETWEEN
             RAR2-CROSBY CORPORATE CENTER QRS, INC, AS LANDLORD AND
                    SOUNDBITE COMMUNICATIONS, INC., AS TENANT


                                                            /s/ PS   |   /s/ DFC
                                                            --------------------
                                                                   Initials

                             (FIRST FLOOR KEY PLAN)

                 EXHIBIT I - LANDLORD'S CLEANING SPECIFICATIONS

                ATTACHED TO AND MADE A PART OF LEASE BEARING THE
                LEASE REFERENCE DATE OF MAY _______, 2007 BETWEEN
             RAR2-CROSBY CORPORATE CENTER QRS, INC., AS LANDLORD AND
                    SOUNDBITE COMMUNICATIONS, INC., AS TENANT


                                                            /s/ PS   |   /s/ DFC
                                                            --------------------
                                                                   Initials

                             CLEANING SPECIFICATION

OFFICE AREAS

A.   DAILY - BUSINESS DAYS (MON-FRI, 6:00 PM - 10:00 PM, EXCLUDING HOLIDAYS)

          1.   Thoroughly vacuum all carpeted areas including edges and corners.

          2. Empty and clean all waste receptacles and remove waste material from the premises: change wastebasket liners as necessary. Wash receptacles as needed.

          3.   Sweep and dust mop all uncarpeted areas using a dust treated mop

          4. Vacuum carpeting and rugs in all traffic and main areas. Check for, and vacuum all obvious debris under desks, behind and under waste containers, including interior walk-off mats if present.

          5. Clean conference room tables, and place chairs under desks or tables in orderly fashion.

          6. Spot clean glass on tenant entrance doors and interior glass partitions.

          7. Spot clean by damp wiping fingerprints, smears and smudges on walls, doors, frames, kick and push plates, handles, and light switches.

          8.   Clean spots and stains on rug and V.C.T.

          9.   Damp wipe all Formica counter tops, sinks, and table tops.

          10.  Wash clean all water fountains and adjacent floor area.

          11.  Wipe clean all brass and other bright work.

          12. Remove all finger marks from private doors, light switches, and doorways.

          13. Upon completion of cleaning, all lights will be turned off, doors locked, and alarms engaged if applicable, leaving the premises in an orderly condition.

          14.  Dust under and wipe telephones

          15. Hand dust and wipe clean with treated clothes, all horizontal surfaces, including furniture, office equipment, to include telephones and other lightweight desk equipment.

          16.  Thoroughly clean any tenant lavatories and/or showers.

B.   WEEKLY

          1.   Wash all glass at tenant entrance doors and sidelights.

          2.   Dust all closet shelving, coat racks, etc.

          3. Brush (Illegible) dust all carpet edges and other areas inaccessible to vacuum attachments.

          4.   Brush seat cushions on chairs, sofa's, etc.

          5.   Dust all ventilation and air conditioning louvers and grills.

                                                                     Page 2 of 6
                                                   RREEF Suburban Cleaning Specs


          6. Windowsills, door ledges, chair rails and countertops, cubicle partition tops (with particular attention not to move any personal belongings, papers or fragile objects).

C.   MONTHLY

          1. Render high dusting not reached in nightly cleaning to include, but not limited too:

                    a) Dusting of all pictures, frames, charts, graphs, and similar wall hangings.

                    b) Dusting of all vertical surfaces, such as walls, partitions, doors and door frames, etc.

                    c)   Dusting of all pipes, ducts, and high moldings.

                    d)   Dusting of all vertical and horizontal blinds

          2. Move and vacuum clean underneath all furniture that can reasonably be moved.

          3.   Spray buff all resilient floors.

          4.   Remove all marks from wood and vinyl baseboard moldings.

D.   SEMI-ANNUALLY

          1.   Strip and wax all resilient floors

LAVATORIES

A.   DAILY - BUSINESS DAYS (MON-FRI, EXCLUDING HOLIDAYS)

          1. Sweep, wash and rinse all floors thoroughly, using a disinfectant.

          2.   Wash all basins, bowls, urinals, and shower stalls.

          3. Empty and clean paper towel and sanitary disposal receptacles. Replace liners back into receptacles.

          4. Refill and maintain cleanliness, tissue holders, soap dispensers, towel dispenser, toilet tissue, and sanitary dispensers.

          5. A non-acidic sanitizing solution will be used in all lavatory cleaning.

          6. Wash and polish all mirrors, powder shelves, bright work, flushometers, piping and toilet seat hinges.

          7.   Wash both sides of all toilet seats, clean basins and urinals

          8. Remove waste paper and refuse to designated areas on the premises.

          9. Check and refill, if necessary, all automatic deodorizing equipment

B.   WEEKLY

          1.   Wash all partitions and walls

          2.   Vacuum all air vents.

          3.   Wipe down all high light fixtures.

          4.   Flush floor drains with disinfectant

                                                                     Page 3 of 6
                                                   RREEF Suburban Cleaning Specs


     C.   MONTHLY

          1.   Machine scrub floors

          2.   Wash all waste receptacle with germicidal solution

ELEVATORS

     A.   DAILY - BUSINESS DAYS (MON-FRI, EXCLUDING HOLIDAYS)

          1.   Clean interior walls, doors, and bright work, including ceiling.

          2.   Vacuum and/or wash floors.

          3.   Clean door sills or elevator tracks.

          4.   Clean exterior elevator doors and frames.

LOBBIES & COMMON AREAS

     A.   DAILY - BUSINESS DAYS (MON-FRI, EXCLUDING HOLIDAYS)

          1. Empty all wastebaskets and change liners, empty exterior cigarette urns, and ash trays.

          2.   Vacuum rugs, mats and carpeted areas.

          3.   Inspect carpet for spots and stains, removing where possible.

          4.   Spot clean all interior glass in partitions, doors and lobbies.

          5.   Clean and sanitize drinking fountains.

          6. Sweep and damp mop lobby floor and remove all excess water. (With special attention paid during winter months, to include vacuum walk-off mats and keep floors dry and safe).

          7.   Clean entrance glass doors.

          8. Hand dust and wipe clean with treated cloths all furniture, window sills, railings, and planters.

          9.   Dust and wash all directory signs in lobby and on tenant floors.

          10. Spot clean by damp wiping fingerprints, smears, smudges on walls, doors, and frames.

          11.  Clean any and all metal work inside lobby.

          12.  Clean any and all metal work surrounding building entrance doors.

          13.  Dust handrails.

          14. Building exit stairways shall be policed nightly to remove all debris, damp mop as necessary to remove spills. Monthly dust mop landings and stairs spray buff and refinish resilient material finishes as necessary to ensure a high gloss appearance. Spot clean and dust walls, handrails, and fixtures as necessary.

     B.   WEEKLY

          1.   Dust all artwork

          2.   Dust air vents

     C.   MONTHLY

          1.   Machine scrub lobby floor

                                                                     Page 4 of 6
                                                   RREEF Suburban Cleaning Specs


          2.   Perform high dusting on all surfaces, including light fixtures.

          3.   Dust all air grills and/or heating units and vacuum.

          4.   Damp mop secondary staircase flooring.

          5.   Dust fire extinguishers and hose cabinets

          6.   Spray buff resilient floors.

     D.   QUARTERLY

          1.   Strip and wax all resilient floors.

          2.   Shampoo all common area carpeting.

          3. Strip and seal lobby floor (confirm this requirement w/ Mngr before proceeding)

DAY PORTERS

     A.   DAILY

          1. Police exterior grounds and collect trash, regularly checking smoking areas for discarded cigarettes.

          2.   Change light bulbs as necessary

          3. Report all maintenance deficiencies to building management, ie: inoperable light fixture, plumbing problems, roof leaks, etc.

          4. Porter all bathrooms, replenish supplies as necessary, wipe surfaces

          5.   Vacuum/mop common areas as necessary

          6.   Maintain/clean glass and vestibules in main bldg. entry ways

          7.   Assist with leak and spill clean ups, both common area and tenant

          8.   Polish elevator cabs

          9.   Spot clean glass and walls

          10.  Empty exterior trash and ash urns

          11.  Remove gum from brick work of any building entrance.

          12.  Report any clogged toilets, urinals or sinks to management team.

     B.   WEEKLY

          1.   Sweep, mop, or vacuum secondary stairs.

          2.   Check supplies and provide inventory to RREEF management

     C.   MONTHLY

          1.   Inspect and clean all utility closets.

          2.   Shampoo elevator carpets (frequency depends upon necessity)

     D.   SEASONAL

          1. Assist with ice-melt or shoveling of walkways leading to building entrances.

          2.   Sweep walkways.

          3.   Keep interior lobbies dry and clean during snow storms.

          4.   Lay walk-off mats during heavy rain or snow fall.

                                                                     Page 5 of 6
                                                   RREEF Suburban Cleaning Specs


FITNESS CENTER

     A.   NIGHTLY

     1. Damp wipe with a mild, non-abrasive, approved germicidal detergent all countertops, doors, walls, door frames, kick plates, thresholds and partitions. Eliminate the buildup of soap residue and calcium deposits from countertops and beneath soap dispensers on floor.

     2. Clean and polish towel and tissue dispensers, flush meters, piping, toilet seat hinges, shelves, fixtures, and all other metal surfaces to remove all soil.

     3.   Empty and damp wipe all waste paper containers. Replace liner daily.

     4.   Thoroughly clean sinks and polish fixtures.

     5. Toilets, toilet seats, and urinals shall be thoroughly cleaned using an approved germicidal cleaner. All stains, streaks and deposits shall be removed. Wash both sides of all toilet seats with soap and/or disinfectant.

     6. Wash and disinfect all basins, urinals, bowls (cleaning underside of rim) and fixtures using scouring powder to remove stains.

     7. Empty and thoroughly clean feminine product disposal receptacles and replace liner.

     8. Sweep, wet mop and sanitize entire floor including around toilet seats and under urinals using a germicidal detergent approved by OWNER, Particular attention shall be paid to corners and edges to prevent splashing and build-up.

     9. Refill all toilet tissue, paper towel, sanitary napkins, and soap dispensers using contractor supplied products (if applicable).

     10.  Report any clogged toilets, urinals or sinks to OWNER.

     11. Clean, polish and sanitize all mirrors, bright work, countertops and enameled surfaces. Ensure a streak-free appearance.

     12. Damp wipe all walls, partitions, doors, and outside surfaces of all dispensers, as needed.

     13. Wash and disinfect all showers including shower walls, floors, bright work and doors (if applicable). Report to Mngr. when shower curtains require replacement.

     14.  Mop sauna floor, bench, and door with disinfectant.

     B.   WEEKLY

     15. Completely wipe down partitions and walls. Remove graffiti where possible. If not possible, report to OWNER.

     16.  Thoroughly clean base of walls and edges.

     17.  Dust ventilating diffusers and light lenses.

     18. Pour water, and appropriate solution down floor drains to reduce odors.

     19. Vacuum all floor areas behind and between all equipment in the exercise area.

     20.  Clean interior of all wall lockers.

                                                                     Page 6 of 6
                                                   RREEF Suburban Cleaning Specs


CAFETERIA/DINING & KITCHEN AREAS

     A.   NIGHTLY

     1.   Remove all trash and replace liners nightly.

     2. Remove dust from furniture, window ledges, radiators, coat racks, artificial plants, paintings and other wall decorations.

     3.   Thoroughly wipe down all tables and chairs, including legs and bases.

     4.   Put all tables and chairs back to original position.

     5.   Wipe down all trash containers.

     6. Spot clean doors and walls especially around and behind trash receptacles.

     7.   Thoroughly vacuum all carpeting and spot clean daily.

     8. Thoroughly dry-mop and damp mop all hard surfaces to remove all visible evidence of traffic patterns, dust, dirt, spills and stains.

     B.   PERIODIC

     1. Spray buff or high speed burnish all hard surface floors at least weekly.

     2.   Clean and wash all ceiling vents as needed.

     3. Machine scrub all hard surfaces at least twice per month. (To include surface behind serving area.)

     4.   Shampoo all carpeting as needed.

                           EXHIBIT J - NOTICE OF LEASE
                ATTACHED TO AND MADE A PART OF LEASE BEARING THE
                LEASE REFERENCE DATE OF MAY_______, 2007 BETWEEN
             RAR2-CROSBY CORPORATE CENTER QRS, INC., AS LANDLORD AND
                    SOUNDBITE COMMUNICATIONS, INC., AS TENANT

LANDLORD:                        RAR2-CROSBY CORPORATE CENTER QRS, INC.
                                 c/o RREEF Management Company
                                 34 Crosby Drive
                                 Bedford, MA 01730

TENANT:                          SOUNDBITE COMMUNICATIONS, INC.
                                 22 Crosby Drive
                                 Suite 200
                                 Bedford, MA 01730

LEASE: A certain Lease Agreement dated _________, 2007 by and between Landlord and Tenant.

DEMISED PREMISES:                The Demised Premises is approximately 36,799
                                 square feet of space on the second (2nd) floor
                                 of the building located at 22 Crosby Drive,
                                 Bedford, MA, being a portion of the land
                                 described on Exhibit A hereto.

TERM:                            The initial term of this Lease (the "Initial
                                 Term") shall be six (6) years commencing on _____________, 2007 (the "Commencement Date")
                                 and terminating on the last day of the seventy second (72nd) full calendar month after the Commencement Date (if the Commencement Month is not a full calendar month) or the last day of the seventy-two month period that begins with and includes (if the Commencement Month is a full calendar month), the Commencement Month
                                 (the "Expiration Date").

OPTION TERMS:                    Tenant shall have the right to extend the term
                                 of the Lease for one (1) additional successive
                                 term of five (5) years as set forth in the
                                 Lease.

PURCHASE RIGHTS:                 None.

     Nothing herein is intended to amend, alter or modify the Lease and reference is made thereto for all of its terms, covenants and conditions. This Notice of Lease is intending to comply with requirements of Massachusetts General Laws, c. 183, Section 4.

     This Notice of Lease may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one agreement.

                          [SIGNATURE ON FOLLOWING PAGE]

                                                            /s/ PS   |   /s/ DFC
                                                            --------------------
                                                                   Initials

EXECUTED as a sealed instrument as of May 18, 2007.

RAR2-CROSBY CORPORATE CENTER QRS, INC.

By: RREEF MANAGEMENT COMPANY, a
    Delaware corporation, Authorized
    Agent


By:  /s/ David F Crane
    ---------------------------------
Name: David F Crane
Title: VP District Mgr


SOUNDBITE COMMUNICATIONS, INC.


By: /s/ Peter Shields
    ---------------------------------
Name: Peter Shields
Title: CEO

                          COMMONWEALTH OF MASSACHUSETTS

Middlesex, ss.

     On this 18th day of May, 2007, before me, the undersigned notary public, personally appeared David Crane, who proved to me through satisfactory evidence of identification, which was a Massachusetts driver's license and acknowledged to me that he signed it voluntarily for its stated purpose, as VP District Mgr of RAR2-CROSBY CORPORATE CENTER QRS, INC., a Maryland corporation.


                                        /s/ Wendy S. Cabral
                                        ----------------------------------------
                                        Notary Public
                                        My commission expires: 11-1-13

                          COMMONWEALTH OF MASSACHUSETTS

Middlesex, ss.

     On this 16 day of May, 2007, before me, the undersigned notary public, personally appeared Peter Shields, who proved to me through satisfactory evidence of identification, which was a Massachusetts driver's license and acknowledged to me that he signed it voluntarily for its stated purpose, as Peter Shields, CEO, of SOUNDBITE COMMUNICATIONS., a Delaware corporation.


                                        /s/ Illegible
                                        ----------------------------------------
                                        Notary Public
                                        My commission expires: August 16, 2007


                                                            /s/ PS   |   /s/ DFC
                                                            --------------------
                                                                   Initials

                                    Exhibit A

                          Legal Description of Property


                                                            /s/ PS   |   /s/ DFC
                                                            --------------------
                                                                   Initials

           EXHIBIT K - LETTER OF CREDIT BANK'S EXISTING CREDIT RATING
                ATTACHED TO AND MADE A PART OF LEASE BEARING THE
                  LEASE REFERENCE DATE OF MAY ___, 2007 BETWEEN
             RAR2-CROSBY CORPORATE CENTER QRS, INC., AS LANDLORD AND
                    SOUNDBITE COMMUNICATIONS, INC., AS TENANT


                                                            /s/ PS   |   /s/ DFC
                                                            --------------------
                                                                   Initials

                                   Moody's
                     Standard &   Investors    Fitch      Dominion
                       Poor's      Service    Ratings    Bond Rating
                     ----------   ---------   -------   ------------
Long Term - Senior       A+           A1         A+     A (High)
Short Term               A-1         P-1         F1     R-1 (Middle)
Ratings Oulook         Stable       Stable     Stable   Stable